                                                           EXHIBIT 10.16




                               AMENDMENT NO. 1
                      TO GENERAL SECURITY AGREEMENT

      WHEREAS:

      A. CVC PRODUCTS, INC. ("CVC"), a Delaware corporation doing business in the State of New York, with offices located at 525 Lee Road, Rochester, New York 14603, executed and delivered to MAAUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, with its principal office located at One M&T Plaza, Buffalo, New York 14240 ("M&T") a General Security Agreement ("Security Agreement") dated February 2, 1996, regarding the premises and obligations described in the Security Agreement and constituting additional security for repayment of the indebtedness of CVC to M&T, which includes, but is not limited to a $2,500,000.00 Demand Note and a $3,000,000.00 line of credit ("Prior Indebtedness"). A copy of the Security Agreement and the UCC-1 filings are attached hereto as Exhibit A.

      B. CVC and COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY ("COMIDA") wish to amend the Security Agreement so that the obligations of CVC shall be extended to M&T REAL ESTATE, INC., a New York corporation, with its principal office located at One Fountain Plaza, Buffalo, New York 14203 ("Lender"), as additional security for the repayment of the indebtedness of CVC to M&T Real Estate, Inc. in the amount of $2,000,000.00 ("Indebtedness") which is secured by a Mortgage executed by CVC and COMIDA covering property owned by COMIDA and leased to CVC.

      C. M&T, CVC, COMIDA and Lender have agreed to modify the Security Agreement to extend to all parties.

      THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the parties hereby agree to modify the following terms as set forth in the Security Agreement:

      1. The Security Agreement shall be amended to include in the definition of "Secured Party" Lender and/or M&T.

      2. CVC affirms that the Security Agreement secures both the Indebtedness and the Prior Indebtedness without demand, offset or setoff of any kind.

      3. M&T consents to the extension of the Security Agreement to Lender as additional security for the Indebtedness.

      4. The attached Rider is made a part of this Amendment.

                                    CVC PRODUCTS, INC.


                                    By /s/ Emilio O. DiCataldo
                                       -------------------------------
                                       Emilio O. DiCataldo, Senior
                                       Vice President and Chief
                                       Financial Officer


                                    MANUFACTURERS AND TRADERS TRUST
                                    COMPANY


                                    By: /s/ William E. Holston
                                        ------------------------------
                                        William E. Holston
                                        Vice President


                                    M&T REAL ESTATE, INC.
                                    BY: MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, ATTORNEY-IN FACT


                                    By: /s/ William E. Holston
                                        ------------------------------
                                        William E. Holston
                                        Vice President

STATE OF NEW YORK)
COUNTY OF MONROE )  SS:

            On this 29th day of September, 1997, before me, the subscriber, personally appeared EMILIO O. DiCATALDO, to me known, who, being by me duly sworn, did depose and say that he resides in Rochester, New York, that he is a Senior Vice President and Chief Financial Officer of CVC PRODUCTS, INC., the corporation described in, and which executed the within Instrument, and that he signed his name thereto by order of the Board of Directors.


                                    /s/ Kevin V. Recchia
                                    ------------------------------
                                    Notary Public

                                           KEVIN V. RECCHIA
                                   Notary Public, State of New York
                                           No. 02RE5004856
                                      Qualified in Monroe County
                                  Certificate Filed in Monroe County
                                   Commission Expires Nov. 23, 1998


STATE OF NEW YORK)
COUNTY OF MONROE )  SS:

            On this 29th day of September, 1992, before me, the subscriber, personally appeared WILLIAM E. HOLSTON, to me known, who, being by me duly sworn, did depose and say that he resides in Rochester, New York, that he is a Vice President of MANUFACTURERS AND TRADERS TRUST COMPANY, the corporation described in, and which executed the within Instrument, and that he signed his name thereto by order of the Board of Directors.


                                    /s/ Kevin V. Recchia
                                    ------------------------------
                                    Notary Public

                                           KEVIN V. RECCHIA
                                   Notary Public, State of New York
                                           No. 02RE5004856
                                      Qualified in Monroe County
                                  Certificate Filed in Monroe County
                                   Commission Expires Nov. 23, 1998


STATE OF NEW YORK)
COUNTY OF MONROE )  SS:

      On this 29th day of September, 1997, before me personally appeared WILLIAM
E. HOLSTON, to me personally known, who, being by me duly sworn, did depose and say that he resides in Rochester, New York; that he is a Vice President of MANUFACTURERS AND TRADERS TRUST COMPANY, the corporation which executed the within instrument on behalf of M&T REAL ESTATE, INC., by virtue of a Power of Attorney recorded in the Monroe County Clerk's Office in Liber 8654 of Powers of Attorney, at page 207.


                                    /s/ Kevin V. Recchia
                                    ------------------------------
                                    Notary Public

                                           KEVIN V. RECCHIA
                                   Notary Public, State of New York
                                           No. 02RE5004856
                                      Qualified in Monroe County
                                  Certificate Filed in Monroe County
                                   Commission Expires Nov. 23, 1998

                                    COUNTY OF MONROE INDUSTRIAL
                                    DEVELOPMENT AGENCY

                                    By: /s/ Robert E. Morgan
                                        ----------------------------
                                        Robert E. Morgan, Chairman

STATE OF NEW YORK)
COUNTY OF MONROE )   SS:

            On this the 29 day of September, 1997, before me personally came ROBERT E MORGAN, to me known, who, being by me duly sworn, did depose and say that he resides at Mendon; that he is the Chairman of the COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation described in and which executed the within Mortgage; and that he signed his name thereto by order of the members of said public benefit corporation.



                                    /s/ Michael J. Townsend
                                    -------------------------------
                                    Notary Public

                                          MICHAEL J. TOWNSEND
                                   Notary Public, State of New York
                                     Qualified in Monroe County
                                   Commission Expires May 31, 1999

                          RIDER TO AMENDMENT NO. ONE TO
                           GENERAL SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 29, 1997
                            BY CVC PRODUCTS, INC AND
                   COUNTY OF MONROE INDUSTRIAL DEVELOPMENT AGENCY
                                       TO
                              M&T REAL ESTATE, INC.

Monroe County Industrial Development Agency Special Obligations

      This Amendment No. One is executed by the County of Monroe Industrial Development Agency ("Agency") solely for the purpose of subjecting its ownership of the Collateral to the lien of the Security Agreement and for no other purpose. All representations, covenants and warranties of the Agency herein are hereby deemed to have been made by CVC PRODUCTS, INC. and not by the Agency.

      All obligations of the Agency hereunder shall constitute a special obligation payable solely from the proceeds and other monies, if any, derived from the Collateral, and neither the members of the Agency nor any person executing this Security Agreement on its behalf shall be liable personally under this Security Agreement. No recourse shall be had for the payment of the principal of, or interest on the Note which this Security Agreement secures, or for any claim based hereon, or otherwise in respect hereof, or based upon or in respect of this Security Agreement, or any Security Agreement supplemental hereto, against any past, present or future member, officer, agent, servant or employee, as such, of the Agency or any successor Public Benefit Corporation or political subdivision, either directly or through the Agency or any such successor, all such liability of such members, officers, agents, servants and employees being, to the extent permitted by law, expressly waived and released by the acceptance hereof and as part of the consideration for the execution of this Security Agreement and the Note it secures. Any judgment or decree shall be enforceable against the Agency only to the extent of its interest in the Collateral and any such judgment shall not be subject to execution on or by a lien on assets of the Agency other than its interest in the Collateral.

      This Section is for the benefit of the Agency only and does not in any way impair the obligations of CVC PRODUCTS, INC.

                                                           DOC GSA DATE 2-2-96
                                                              -----    ---------
                                                           COM
                                                              ------------------

                 [LOGO]    GENERAL SECURITY AGREEMENT
                     MANUFACTURERS AND TRADERS TRUST COMPANY

Name(s) of Undersigned        CVC Products, Inc. ("Borrower" or "undersigned")
                       ---------------------------------------------------------
Address(es) of Undersigned    525 Lee Road, Rochester, NY 14606
                           -----------------------------------------------------

      In consideration of Manufacturers and Traders Trust Company, a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York 14240, (the "Secured Party") heretofore or hereafter (1) granting any loan, credit or other financial accommodation to, or in reliance upon any guaranty, endorsement or other assurance of any of the undersigned or (2) permitting any extension, renewal, refinancing, modification or replacement of any indebtedness, liability or obligation arising as a direct or indirect result of any such loan, credit or other financial accommodation, (3) surrendering or releasing any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing the payment of, or otherwise directly or indirectly applicable to, any such indebtedness, liability or obligation or (4) granting any waiver of, or any forbearance or other indulgence relating to, any right or remedy relating to any such indebtedness, liability or obligation, to any such guaranty, endorsement or other assurance, to any such collateral or other security or to any such subordination, and for other valuable consideration, the receipt of which is acknowledged, each of the undersigned agrees with the Secured Party as follows:

      1. Reference to Definitions.

      a. For purposes of this Agreement, each of the following terms has the meaning given it in Section 16 of this Agreement: (i) Bankruptcy Law, (ii) Collateral, (iii) Debtor, (iv) Equipment, (v) Event of Default, (vi) General Intangible, (vii) Goods, (viii) Inventory, (ix) Obligations, (x) Other Collateral, (xi) Other Obligor, (xii) Permitted Lien, (xiii) Person, (xiv) Primary Obligor, (xv) Security Interest and (xvi) Successor.

      b. For purposes of this Agreement, each of the following terms has the meaning given it for purposes of Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement: (i) Account, (ii) Account Debtor, (iii) Chattel Paper, (iv) Consumer Goods, (v) Deposit Account,
(vi) Document, (vii) Farm Product, (viii) Fixture, (ix) Instrument, (x) Proceeds and (xi) Products.

      c. For purposes of this Agreement, "Uncertificated Security" has the meaning given it for purposes of Article 8 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement.

      2. Security Interest; Nature of Security Interest.

      a. To secure the payment of the Obligations, each of the undersigned grants to the Secured Party a security interest in, and assigns, pledges and hypothecates to the Secured Party, the Collateral.

      b. Each Security Interest (i) is unconditional, (ii) is independent of and in addition to all Other Collateral, (iii) is a continuing security interest, assignment, pledge or hypothecation, and (iv) shall continue in full force and effect except insofar as this Agreement is terminated as provided in Section 12g of this Agreement.

      3. Reinstatement of Obligations. Each portion of the Obligations that is
(a) paid by any money received or applied by the Secured Party (including, but not limited to, any such money constituting, or received or applied because of the existence of, any of the Collateral or any Other Collateral) and later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such money (including, but not limited to, any such claim based, in whole or in part, upon any allegation that (i) such money constituted trust funds for purposes of the Lien Law of the State of New York or for purposes of any similar statute, regulation or other law, (ii) the receipt or application of such money constituted an impermissible setoff or (iii) the receipt or application of such money, or the grant or perfection of any security interest in, or of any other lien or encumbrance upon, any of the Collateral or any Other Collateral, constituted a preference, fraudulent transfer or fraudulent conveyance) or (b) satisfied by the Secured Party's retention of any portion of the Collateral, or by the Secured Party's retention of any Other Collateral, that is later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such portion of the Collateral or Other Collateral (including, but not limited to, any such claim based, in whole or in part, upon any allegation that the grant or perfection of any security interest in, or of any other lien or encumbrance upon, such portion of the Collateral or Other Collateral constituted a preference, fraudulent transfer or fraudulent conveyance) shall be reinstated as part of the Obligations for purposes of this Agreement (including, but not limited to, Section 12g of this Agreement) as of the date it originally arose and for purposes of each statute of limitations with respect to any action or other legal proceeding by the Secured Party against any Debtor relating to this Agreement as of the date of such return or other recovery of such money, portion of the Collateral or Other Collateral.

      4. Covenants.

      a. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall execute and deliver to the Secured Party each financing statement, notice of lien, instrument of assignment and other writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to perfect or accomplish any Security Interest.

      b. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall deliver each presently existing instrument included in the Collateral (except for any check or other draft) and held by him, her or it to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such instrument to the Secured Party. Until such delivery, he, she or it shall hold such instrument in trust for the Secured Party.

      c. Immediately upon receiving any instrument included in the Collateral (except for, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, any check or other draft), each Debtor shall deliver such instrument to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such instrument to the Secured Party. Until such delivery, such Debtor shall hold such instrument in trust for the Secured Party.

      d. Each Debtor shall provide to the Secured Party, in form satisfactory to the Secured Party, (i) if such Debtor is an individual, at least once during each period of twelve consecutive months, a personal financial statement of such Debtor for a year ending not more than sixty days earlier, in reasonable detail and certified by such Debtor to be complete and accurate, (ii) if such Debtor is not an individual, within sixty days after the end of each fiscal quarter of each fiscal year of such Debtor, statements of income and of changes in financial position of such Debtor for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter and a balance sheet of such Debtor as of the end of such fiscal quarter each in reasonable detail and certified by an officer or member of such Debtor to be complete and accurate, to be in accordance with the records of such Debtor and to present fairly, subject to normal and nonmaterial year-end adjustments, the results of the operations, and the changes in financial position, of such Debtor for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the financial position of such Debtor as of the end of such fiscal quarter, in conformity with generally accepted accounting principles applied consistently with the application of such principles with respect to the preceding fiscal quarter of such Debtor, (iii) if such Debtor is not an individual, within ninety days after the end of each fiscal year of such Debtor, statements of income and of changes in financial position of such Debtor for such fiscal year and a balance sheet of such Debtor as of the end of such fiscal year, each in reasonable detail and certified by an independent certified public accountant acceptable to the Secured Party to present fairly the results of the operations, and the changes in financial position, of such Debtor for such fiscal year and the financial position of such Debtor as of the end of such fiscal year, in conformity with generally accepted accounting principles applied consistently with the application of such principles with respect to the preceding fiscal year of such Debtor and to have been based upon an audit by such accountant that was made in accordance with generally accepted auditing standards and accordingly included such tests of accounting records and such other auditing procedures as such accountant deemed necessary in the circumstances, and (iv) promptly upon the request of the Secured Party, all additional information relating to such Debtor or to such Debtor's business, operations, assets, affairs or condition (financial or other) that is so requested.

      e. Each Debtor shall maintain accurate and complete records relating to the Collateral (including, but not limited to, upon the request of the Secured Party, a perpetual inventory record relating to inventory included in the Collateral) in conformity with generally accepted accounting principles consistently applied.

      f. Before the end of any applicable grace period, each Debtor shall pay each tax, assessment, fee and charge imposed by any government or political subdivision upon any of the Collateral, upon the ownership, possession, use, operation, sale or lease of any of the Collateral, upon this Agreement or upon any instrument evidencing any of the Obligations.

      g. Each Debtor shall obtain and maintain in full force and effect each authorization, approval, permit, consent, franchise and license from any Person necessary for the ownership, possession, use, operation, sale or lease of any of the Collateral.

      h. Each Debtor shall defend the Collateral against each demand, claim, counterclaim, setoff and defense asserted by any Person other than the Secured Party (including, but not limited to, any Account Debtor).

      i. Each Debtor shall indemnify the Secured Party on demand against each liability, cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, arising out of the ownership, possession, use, operation, sale or lease of any of the Collateral.

      j. Each Debtor shall (i) keep all Goods included in the Collateral insured against each risk to which any of such Goods may at any time be subject (including, but not limited to, fire, theft and risks covered by extended coverage) and (ii) maintain insurance against liability on account of damage to any Person or property arising out of the ownership, possession, use, operation, sale or lease of any of such Goods. Such insurance shall be provided in such amounts, for such periods, on such terms, with such special endorsements and by such companies as shall be satisfactory to the Secured Party. Each Debtor shall deliver to the Secured Party a copy of each policy pursuant to which any of such insurance is provided. Without limiting the generality of the first two sentences of this Section 4j, (i) each policy pursuant to which any of the insurance described in clause (i) of the first sentence of this Section 4j is provided shall contain a mortgagee clause, in form and substance satisfactory to the Secured Party, (A) naming the Secured Party as a mortgagee as the interest of the Secured Party may appear and (B) providing that (I) all money payable pursuant to any insurance provided pursuant to such policy shall be payable to the Secured Party, (II) no insurance provided pursuant to such policy shall be affected by any act or omission of any Debtor or of any owner of any real property referred to in such policy and (III) neither such policy nor such mortgagee clause may be canceled, terminated or adversely amended except upon thirty days' prior written notice to the Secured Party and (ii) each policy pursuant to which any of the insurance described in clause (ii) of the first sentence of this Section 4j is provided shall contain a clause, in form and substance satisfactory to the Secured Party, (A) naming the Secured Party as an additional insured as the interest of the Secured Party may appear and (B) providing that neither such policy nor such clause may be canceled, terminated or adversely amended except upon thirty days' prior written notice to the Secured Party.

      k. Each Debtor shall immediately (i) cause all Goods included in the Collateral to be properly titled and registered to the extent required by any applicable statute, regulation or other law, (ii) cause the interest of the Secured Party to be properly noted on each certificate of title relating to any of such Goods and (iii) deliver each such certificate received by such Debtor to the Secured Party.

      l. Each Debtor shall (i) keep each Fixture and piece of Equipment included in the Collateral in as good condition as when first delivered to any Debtor, ordinary wear and tear excepted, (ii) perform maintenance on each such Fixture and piece of Equipment strictly in accordance with each applicable specification of any manufacturer or seller thereof and (iii) use and operate each such Fixture and piece of Equipment, and permit each such Fixture and piece of Equipment to be used and operated, only in the manner in which it was designed to be used and operated so as to subject it only to ordinary wear and tear.

      m. Each Debtor shall use his, her it its best efforts to cause any issuer of any General Intangible or Instrument included in the Collateral to make public, whether by filing reports with the Securities and Exchange Commission or otherwise, all information with respect to such issuer necessary or desirable to permit the sale or other disposition of such General Intangible or Instrument without registration pursuant to the Securities Act of 1933.

      n. If any Account or General Intangible included in the Collateral represents money owing pursuant to any contract for the improvement of real property or for a public improvement for purposes of the Lien Law of the State of New York, each Debtor shall (i) immediately send or deliver notice of such fact to the Secured Party, (ii) receive and hold any money advanced by the Secured Party with respect to such Account or General Intangible as a trust fund to be first applied to the payment of trust claims as such term is defined in
Section 71 of such Lien Law, (iii) until each such trust claim is paid, not use or permit the use of any of such money for any purpose other than the payment of such trust claims and (iv) promptly upon the request of the Secured Party, execute and deliver each writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to give or file notice of the Secured Party's interest in such Account or General Intangible pursuant to whichever of Sections 15, 16 and 73 of such Lien Law is applicable.

      o. If any Account or General Intangible included in the Collateral arises out of a contract with any government or political subdivision (including, but not limited to, the United States) or with any department, agency or instrumentality thereof, such Debtor shall (i) immediately send or deliver notice of such fact to the Secured Party and (ii) promptly upon the request of the Secured Party, execute and deliver each writing, and take each other action that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party properly to perfect under any statute, regulation or other law (including, but not limited to, the Federal Assignments of Claims Act) the interest of the Secured Party in such Account or General Intangible.

      p. Each Debtor shall promptly deliver or send to the Secured Party notice of any failure of any Account Debtor or other Person to perform any obligation relating to any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral.

      q. Immediately upon receiving any proxy statement, notice or other communication relating to any General Intangible or Instrument included in the

Collateral, each Debtor shall (i) if such proxy statement, notice or other communication is in writing, deliver a copy thereof to the Secured Party or (ii) if such proxy statement, notice or other communication is not in writing, deliver or send notice thereof to the Secured Party.

      r. immediately upon acquiring knowledge or reason to know that any Goods included in the Collateral have been affixed to, or have been installed in or on, any real property or any Goods not included in the Collateral, each Debtor shall deliver or send notice of such fact to the Secured Party.

      s. Immediately upon acquiring knowledge or reason to know of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any General Intangible, Instrument or Deposit Account included in the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      t. Immediately upon acquiring knowledge or reason to know of any loss, destruction or theft of, or of any damage to, any of the Collateral from any cause of any kind, each Debtor shall send or deliver notice thereof to the Secured Party.

      u. Immediately upon acquiring knowledge or reason to know of (i) the threat or commencement by any Person other than the Secured Party of any action or other legal proceeding relating to any of the Collateral or questioning the validity of this Agreement or of any action taken or to be taken pursuant to this Agreement, (ii) any judgment, order or award of any court, agency or other governmental authority or of any arbitrator relating to any of the Collateral or rendering invalid this Agreement or any action taken or to be taken pursuant to this Agreement or (iii) the assertion by any Person other than the Secured Party of any demand, claim, counterclaim, setoff or defense relating to any of the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      v. Immediately upon acquiring knowledge or reason to know of the occurrence or existence of (i) any Event of Default, (ii) any event or condition that, after notice, after lapse of time or after both notice and lapse of time, would constitute an Event of Default or (iii ) any event or condition that has or (so far as can be foreseen) will or might have any material adverse effect on any of the Collateral, on any Debtor, Primary Obligor or Other Obligor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor, Primary Obligor or Other Obligor, each Debtor shall deliver or send notice thereof to the Secured Party.

      w. Immediately upon acquiring knowledge or reason to know of any change in
(i) the location of the residence, only place of business or chief executive office of any Debtor, (ii) the location of any of the Collateral if not (A) in the possession or under the control of, or enroute to or from, the Secured Party or (B) mobile Equipment being removed for not more than thirty days at a time from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where such mobile Equipment will be kept or (iii) the name, identity or structure of any Debtor, each Debtor shall deliver or send notice thereof to the Secured Party.

      x. No Debtor shall (i) execute or permit to be filed or remain on file in any public office any financing statement relating to any of the Collateral, naming any Debtor as a debtor and naming any Person other than the Secured Party as a secured party or (ii) execute any application for any certificate of title or notice of lien, or permit to exist any certificate of title, relating to any Goods included in the Collateral and naming any Person other than the Secured Party as a secured party, except for financing statements, applications, notices of lien and certificates of title fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      y. No Debtor shall (i) permit to exist any registration of any transfer or pledge of any Uncertificated Security included in the Collateral, (ii) execute or permit to exist any order to register any transfer or pledge of, or any notification of any security interest in, or of any other lien or encumbrance upon, any such Uncertificated Security or (iii) permit any such Uncertificated Security to be shown on the records of any clearing corporation other than in the name of any Debtor, of the Secured Party or of any nominee of the Secured Party, except for registrations, orders, notifications and Uncertificated Securities fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      z. No Debtor shall create or permit to exist, or attempt or agree or otherwise incur any obligation to create or permit to exist, any security interest in, or any other lien or encumbrance upon, any of the Collateral, except for Permitted Liens.

      aa. No Debtor shall abandon, assign, sell, lease, exchange, convert or otherwise transfer or dispose of any of the Collateral or any interest in any of the Collateral, except that, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, each Debtor may (A) in the ordinary course of such Debtor's business, (I) abandon, assign, sell, lease, exchange or otherwise transfer of dispose of any Equipment of such Debtor that is obsolete or worn-out, (II) sell or exchange any Equipment of such Debtor in connection with the acquisition by such Debtor of other Equipment that is at least as valuable as such Equipment, that such Debtor intends to use for substantially the same purposes as such Equipment and that is not subject to any security interest or other lien or encumbrance, except for Permitted Liens, (III) assign any Account of such Debtor for purposes of collection, (IV) assign, sell, lease, exchange or otherwise transfer or dispose of any Inventory of such Debtor other than in partial or complete satisfaction of any indebtedness, liability or obligation and (V) dispose of any money of such Debtor or funds in any Deposit Account of such Debtor in partial or complete satisfaction of any indebtedness, liability or obligation of such Debtor incurred in the ordinary course of such Debtor's business and (B) dispose of any money of such Debtor, funds in any Deposit Account of such Debtor or funds in any other account of such Debtor evidenced by a certificate of deposit if such money is held, or if such Deposit account or other account is maintained, for personal, family or household purposes.

      bb. No Debtor shall use, operate, permit the use or operation of, or assign, sell, lease, exchange or otherwise transfer or dispose of, any of the Collateral in any manner that (i) would or might violate, or would or might result in any violation of, any environmental or other statute, regulation or other law (including, but not limited to, the Environmental Protection Act, the Occupational Safety and Health Act, the Comprehensive Environmental Response Compensation and Liability Act and the Resource Conservation and Recovery Act), any policy providing any insurance on any Goods included in the Collateral or any warranty with respect to any such Goods or (ii) would or might result in any such insurance not being paid or in any such warranty not being honored.

      cc. No Debtor shall remove, or permit the removal of, any of the Collateral from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where any of the Collateral will be kept, except that any mobile Equipment included in the Collateral may be removed for not more than thirty days at a time from any location indicated in any such questionnaire as a location where such mobile Equipment will be kept.

      dd. No Debtor shall materially alter or permit the material alteration of any Fixture or piece of Equipment included in the Collateral.

      ee. No Debtor shall cause or permit any Goods included in the Collateral to (i) become a Fixture or (ii) be or become an accession to any Goods not included in the Collateral.

      ff. No Debtor shall cause or permit any Goods included in the Collateral to be placed in any warehouse that may issue a negotiable Document with respect to such Goods.

      gg. No Debtor shall assign, sell, exchange, convert or otherwise transfer or dispose of, take any other action with respect to, or permit the assignment, sale, exchange, conversion or other transfer or disposition of or the taking of any other action with respect to, any General Intangible or Instrument not included in the Collateral if such assignment, sale, exchange, conversion or other transfer or disposition or such taking of such other action would be required to be considered in determining whether the sale or other disposition of any General Intangible or Instrument included in the Collateral was permissible without registration pursuant to the Securities Act of 1933.

      hh. No Debtor who or which controls any issuer of any stock or share included in the Collateral shall permit, and no Debtor who or which by acting with any other Person or with other Persons would cause such control to exist shall take any action to permit, such issuer to issue (i) any such stock or share in addition to that or those heretofore issued or (ii) any option, warrant or other right to purchase any such stock or share.

      ii. Upon and after (i) the occurrence or existence of any Event of Default or (ii) the delivery, giving or sending by the Secured Party to any Debtor of any notice not to do so, no Debtor shall, without the prior written consent of the Secured Party, (A) request, demand, accept, collect, enforce, extend, renew, refinance, modify, compound, subordinate, accelerate, settle, adjust or compromise, enter into any composition of, replace, cancel, release, surrender, abandon, discharge, realize upon, commence, prosecute, settle or compromise any action or other legal proceeding relating to, waive any right or remedy relating to or otherwise terminate, impair or otherwise affect any indebtedness, liability or obligation of any Account Debtor or other Person relating to, or give any receipt, release or discharge relating to, any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral or (B) attempt or agree or otherwise incur any obligation to do anything described in clause (A) of this sentence.

      jj. Promptly upon the request of the Secured Party made upon or at any time and from time to time after the occurrence or existence of any Event of Default, each Debtor shall assemble (i) all Goods included in the Collateral, except for Fixtures, growing crops and standing timber, and (ii) all Chattel Paper, Instruments, Documents and records included in the Collateral, and make them available to the Secured Party at each place reasonably convenient to the Secured Party and to such Debtor as the Secured Party shall designate (including, but not limited to, any promises of such Debtor).

      kk. Promptly upon the request of the Secured Party:

      i. Each Debtor shall enter into each warehousing, lockbox or other custodial arrangement with respect to any of the Collateral that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party.

      ii. Each Debtor shall provide to the Secured Party all information, in form and substance satisfactory to the Secured Party, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to (A) identify the nature, extent, value, age and location of any of the Collateral,
(B) identify or contact any Account Debtor or other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral or (C) verify any insurance on any Goods included in the Collateral.

      iii. Each Debtor shall permit each officer, employee, accountant, attorney and other agent of the Secured Party to inspect the Collateral and to examine, audit, copy and extract each record included in the Collateral.

      iv. Each Debtor shall provide to the Secured Party a writing, in form and substance satisfactory to the Secured Party, (A) signed by each Person having any interest, whether as an owner, mortgagee or lessee or otherwise, in any real property to which are affixed, or in or on which are installed or located, any Goods included in the Collateral or in or on which is located any Chattel Paper, Instrument, Document or record included in the Collateral, (B) disclaiming any interest of such Person in such Goods, Chattel Paper, Instrument, Document or record and (C) containing the agreement of such Person to the Secured Party, upon and at any time and from time to time after the occurrence or existence of any Event of Default, (I) entering upon such real property or upon any other real property of such Person to which are affixed, or in or on which are installed or located, any such Goods or in or on which is located any such Chattel Paper, Instrument, Document or record, (II) taking possession of and removing from such real property or from such other real property any Goods included in the Collateral and affixed thereto or installed or located therein or thereon or any Chattel Paper, Instrument, Document or record included in the Collateral and located therein or thereon and (III) remaining on, and using, such real property or such other real property in the examination, storage, preparation for any sale, lease or other disposition or sale, lease or other disposition of such Goods or in the examination, audit, copying or extraction of such record, without by doing so incurring any liability to such Person, except for unreasonable damage to such real property or to such other real property directly resulting from doing so.

      v. Each Debtor shall provide to the Secured Party a writing, in form and substance satisfactory to the Secured Party, (A) signed by each Person having any interest, whether as an owner, secured party or lessee or otherwise, in any Goods not included in the Collateral to which are affixed, or in or on which are installed, any Goods included in the Collateral, (B) disclaiming any interest of such Person in such Goods included in the Collateral and (C) containing the agreement of such Person to the Secured Party, upon and at any time and from time to time after the occurrence or existence of any Event of Default, taking possession of and removing such Goods included in the Collateral from such Goods not included in the Collateral, without by doing so incurring any liability to such Person, except for unreasonable damage to such Goods not included in the Collateral directly resulting from doing so.

      vi. Each Debtor shall provide all information and assistance, execute and deliver each writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party in connection with the verification of any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral.

      vii. Each Debtor shall deliver each Chattel Paper, Document and record included in the Collateral to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Chattel Paper, Document or record to the Secured Party.

      viii. Each Debtor shall execute and deliver or file each form and other writing (including, but not limited to, any notice of proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission), and take each other action (including, but not limited to, making public any nonpublic material adverse information with respect to any issuer of any General Intangible or Instrument included in the Collateral), that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the sale or other disposition of any such General Intangible or Instrument without registration pursuant to the Securities Act of 1933.

      ix. Each Debtor who or which controls any issuer of any General Intangible or Instrument included in the Collateral or otherwise has the right to effect registration of such General Intangible or Instrument pursuant to the Securities Act of 1933 shall (A) cause such General Intangible or Instrument to be so registered, (B) take each other action (including, but not limited to, complying with any "blue sky" or securities statute, regulation or other law and delivering to the Secured Party appropriate quantities of prospectuses) that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the public sale or other disposition of such General Intangible or Instrument by the Secured Party in each jurisdiction that the Secured Party shall select at the sole option of the Secured Party and (C) execute and deliver to the Secured Party a writing, in form and substance satisfactory to the Secured Party, indemnifying in connection with such sale or other disposition each Person who or which is an underwriter (statutory or other) of such General Intangible or Instrument against each liability, cost and expense (including, but not limited to, if such Person retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by such Person as a direct or indirect result of such sale or other disposition.

      x. Each Debtor shall execute and deliver each financing statement, amendment of any financing statement, application for any certificate of title, notice of lien, instrument of assignment and other writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party (i) to perfect or accomplish any Security interest,
(ii) otherwise to accomplish any purpose of this Agreement, (iii) in connection with any transaction contemplated by this Agreement or (iv) in connection with any of the Collateral.

      5. Authorization and Power of Attorney. The Secured Party is irrevocably and unconditionally authorized to take, and each Debtor irrevocably and unconditionally appoints the Secured Party as the attorney-in-fact of such Debtor, with full power of substitution and of revocation, to take, in the name of such Debtor or otherwise and otherwise as shall be determined by the Secured Party at the sole option of the Secured Party, each action relating to any of the Collateral that, subject to this Agreement, such Debtor could take in the same manner, to the same extent and with the same effect as if such Debtor were to take such action; provided, however, that, until any notice of intention to do so shall be delivered, given or sent by the Secured Party to any Debtor upon or at any time after the occurrence or existence of any Event of Default, (a) the Secured Party may not, pursuant to such authorization or as such attorney-in-fact, (i) exercise or direct the exercise of any right to vote or give any consent, ratification or waiver with respect to any General Intangible or Instrument included in the Collateral or (ii) except as expressly permitted by this Agreement, sell, lease or otherwise dispose of any of the Collateral and
(b) each Debtor shall have the right to exercise any right to vote or give any consent, ratification or waiver with respect to any General Intangible or Instrument included in the Collateral that such Debtor would have but for this Agreement unless doing so would or might have any adverse effect on the value of such General Intangible or Instrument as security for the payment of the Obligations or otherwise be inconsistent or incompatible with any provision or purpose of this Agreement. Such power of attorney is coupled with an interest in favor of the Secured Party and shall not be terminated or otherwise affected by the death, disability or incompetence of any Debtor. Without limiting the generality of the first sentence of this Section 5, pursuant to such authorization and as such attorney-in-fact, the Secured Party may, in the name of any Debtor or otherwise at the sole option of the Secured Party, (a) execute and deliver any financing statement or instrument of assignment relating to any of the Collateral, (b) endorse, or execute and deliver any instrument of assignment relating to, and deliver any of the Collateral including, but not limited to, any instrument drawn by any company issuing any insurance on any Goods included in the Collateral), whether such endorsement or assignment is to the Secured Party or otherwise, (c) execute and deliver any writing, or give any communication in any other form, requesting any transfer, pledge or release from pledge of any Uncertificated Security included in the Collateral, (d) execute and deliver or file any form or other writing (including, but not limited to, any notice of proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission), or take any other action (including, but not limited to, making public any nonpublic material adverse information with respect to any issuer of any General Intangible or Instrument included in the Collateral), that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the sale or other disposition of any such General Intangible or Instrument without registration pursuant to the Securities Act of 1933, (e) receive and collect any mail addressed to any Debtor, direct the place of delivery of any such mail to any location designated by the Secured Party, open any such mail and remove from any such mail and retain any enclosure evidencing, or otherwise relating to any of the Collateral, (f) obtain, adjust, settle or cancel any insurance on any Goods included in the Collateral, (g) use any payment in connection with any such insurance, including, but not limited to, any refund of any unearned premium therefor to pay any of the Obligations, whether due or not due, as the Secured Party shall determine at the sole option of the Secured Party, (h) take any action described in clause (A) of Section 4e of this Agreement or (i) execute and deliver any other writing, or take any other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party (i) to perfect or accomplish any Security Interest, (ii) otherwise to accomplish any purpose of this Agreement, (iii) in connection with any transaction contemplated by this Agreement or (iv) in connection with any of the Collateral. Each debtor revokes each power of attorney (including, but not limited to, any proxy) heretofore granted by such Debtor with respect to any General Intangible or Instrument included in the Collateral.

      6. Certain Rights, Remedies and Duties.

      a. With respect to the Collateral, the Secured Party shall have each applicable right and remedy of a secured party pursuant to the Uniform Commercial Code of the State of New York and each applicable right and remedy pursuant to any other statute, regulation or other law or pursuant to this Agreement.

      b. The Secured Party shall have the right to file in any public office, without the signature of any Debtor, each financing statement relating to any of the Collateral that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party. Each carbon, photographic or other reproduction of this Agreement or of any financing statement relating to any of the Collateral shall be sufficient as a financing statement.

      c. The Secured Party shall have the right to direct any company issuing any insurance on any Goods included in the Collateral to make directly and solely to the Secured Party any payment in connection therewith (including, but not limited to, any refund of any unearned premium therefor).

      d. The Secured Party shall have the right to verify each Account, Chattel Paper, General Intangible, Instrument, Document and Deposit Account included in the Collateral in any manner or through any medium that the Secured Party considers appropriate, whether directly with any Account Debtor or other Person obligated with respect thereto or otherwise and whether in the name of any Debtor or otherwise, at the sole option of the Secured Party.

      e. The Secured Party shall have the right to (i) notify each Account Debtor and other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument or Deposit Account included in the Collateral of the interest of the Secured Party therein, (ii) direct such Account Debtor or other Person to deliver to the Secured Party directly any record evidencing, or otherwise relating to such Account, Chattel Paper, General Intangible, Instrument or Deposit Account, (iii) direct such Account Debtor or other Person to make payment with respect to such Account, Chattel Paper, General Intangible, Instrument or Deposit Account directly and solely to the Secured Party and
(iv) take control of all Proceeds of such Account, Chattel Paper, General Intangible, Instrument or Deposit Account.

      f. The Secured Party shall have the right to transfer to or register in the name of the Secured Party or of any nominee of the Secured Party any General Intangible, Instrument or Deposit Account included in the Collateral so that the Secured Party or such nominee shall appear as the sole owner of record thereof. Each such transfer or registration may be made with or without reference to this Agreement or to any Security Interest.

      g. Upon and at any time and from time to time after the occurrence or existence of any Event of Default:

      i. The Secured Party shall have the right to use each Fixture and piece of Equipment included in the Collateral for the purposes of preserving any Goods included in the Collateral, of completing any work in process included in the Collateral and of preparing any such Goods for any sale, lease or other disposition.

      ii. The Secured Party shall have the right, without any judicial process but without any breach of the peace, to (A) enter upon any promises of any Debtor, (B) take possession of, and remove from any such premises, any Goods, Chattel Paper, Instrument, Document or record included in the Collateral and (C) remain on and use any such premises in completing any work in process included in the Collateral or in preparing for any sale, lease, or other disposition, in selling, leasing or otherwise disposing of, or in collecting, any of the Collateral and (C) without the payment of any compensation of any kind, use each trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible included in the Collateral to the extent of any Debtor's rights therein for the purpose of exercising any right or remedy pursuant to this Agreement or any other right or remedy relating to any of the Collateral; and, to such extent for such purpose, each Debtor irrevocably grants to the Secured Party a license in each such trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible.

      iii. If the Secured Party opts for the private sale or other disposition of any General Intangible or Instrument included in the Collateral, the Secured Party shall have the right to (A) restrict the number of prospective bidders in connection with such sale or other disposition so as to comply with the Securities Act of 1933 and (B) restrict such prospective bidders to Persons who will agree to purchase such General Intangible or Instrument for their own accounts for investment and not with a view to distribution or resale. No such restriction or other restriction on such sale or other disposition that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party in light of any "blue sky" or securities statute, regulation or other law shall be deemed to be a factor in determining such sale or other disposition to have been made in other than a commercially reasonable manner.

      iv. The Secured Party shall have the right to perform any obligation of any Debtor pursuant to this Agreement.

      h. Until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, the Secured Party shall not have any right to retain any interest, dividend, distribution or similar income consisting of money or of a check or other draft and payable on account of any General Intangible or Instrument included in the Collateral, and shall pay to any Debtor any such interest, dividend, distribution or similar income received by it prior thereto.

      i. The Secured Party shall apply all proceeds received by it from any sale, lease or other disposition of, or from any collection of, any of the Collateral or otherwise on account of any of the Collateral (including, but not limited to, as money payable pursuant to any insurance on any Goods included in the Collateral) first to costs and expenses described in Section 10 of this Agreement and then to such other of the Obligations, whether due or not due, as the Secured Party shall determine at the sole option of the Secured Party.

      7. Standards of Care. If any portion of the Collateral shall be transferred to or registered in the name of the Secured Party or of any nominee of

The Secured Party or shall be in the possession or under the control of the Secured Party, the Secured Party shall be deemed to have exercised reasonable care in the custody or preservation of such portion of the Collateral. If, subject to the following sentence, it (a) accords such portion of the Collateral treatment substantially equal to the treatment that it accords its own assets of a similar nature or (b) takes such action in the custody or preservation of such portion of the Collateral as is reasonably specified in any notice delivered or sent by any Debtor and received by it in a reasonable time to evaluate and take such action; provided, however, that (i) any failure by the Secured Party to take such action shall not of itself be deemed to be a failure to exercise such reasonable care and (ii) in no event shall the Secured Party be obligated to take such action if it determines at its sole option that doing so would or might have any adverse affect on the value of any of the Collateral as security for the payment of the Obligations or otherwise be inconsistent or incompatible with any provision or purpose of this Agreement. In no event shall the Secured Party be obligated to (a) preserve any right or remedy against any prior party obligated pursuant to any Chattel Paper or Instrument included in the Collateral, whether or not such Chattel Paper or Instrument is in the possession or under the control of the Secured Party, (b) ascertain any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any General Intangible, Instrument or Deposit Account included in the Collateral or provide to any Debtor any notice thereof, whether or not the Secured Party has knowledge thereof, or (c) provide to any Debtor any proxy statement, notice or other communication received by the Secured Party or by any nominee of the Secured Party and relating to any of the Collateral.

      8. Obligations Immediately Due; Termination of Obligation to Lend.

      a. Upon and at any time and from time to time after the occurrence or existence of any Event of Default other than an Event of Default described in clause (iv) of Section 16e of this Agreement, all of the Obligations remaining unpaid shall, at the sole option of the Secured Party and without any notice, demand, presentment or protest of any kind, become immediately due, notwithstanding any agreement to the contrary. Upon the Occurrence or existence of any Event of Default described in such clause (iv), all of the Obligations remaining unpaid shall without any notice, demand, presentment or protest of any kind, automatically become immediately due, notwithstanding any agreement to the contrary. Nothing in this Section 8a shall render any portion of the Obligations that is payable on demand payable otherwise than on demand or in any other way affect any right or remedy of the Secured Party with respect to any such portion of the Obligations.

      b. Upon the occurrence or existence of any Event of Default, any obligation of the Secured Party to grant any or any additional loan, credit or other financial accommodation to any Debtor shall terminate, notwithstanding any agreement to the contrary.

      9. Representations and Warranties.

      a. Each of the undersigned represents and warrants to the Secured Party as follows:

      i. Each answer contained in any questionnaire submitted to the Secured Party by him, her or it in connection with this Agreement is true and correct.

      ii. His, her or its execution, delivery to the Secured Party and performance of this Agreement do not and will not (A) violate, or result in any violation of, any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate, result in any violation of, constitute (whether immediately or after notice, after notice of time or after both notice and lapse of time) any default under, or result in or require the imposition or creation of any security interest in, or of any other lien or encumbrance upon, any of his, her or its assets pursuant to, any agreement to which he, she or it is a party or by which he, she or it or any of his, her or its assets is bound, except for this Agreement.

      iii. Each authorization, approval, permit and consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any Person required as a condition of his, her or its execution, delivery to the Secured Party or performance of this Agreement has been duty obtained, made, given or done, and is in full force and effect.

      iv. If it is not an individual, its execution, delivery to the Secured Party and performance of this Agreement (A) are and will be in furtherance of its purposes and within its power and authority, (B) do not and will not violate, result in any violation of, or result in or require the imposition or creation of any security interest in, or of any other lien or encumbrance upon, any of its assets pursuant to, (i) any certificate or articles of incorporation, by-laws, partnership agreement, articles of association or other charter, organizational or governing document of it or (ii) any resolution or other action of record of any shareholders or members of it, of any board of directors or trustees of it or of any other Person responsible for governing it, and (C) have been duly authorized by each necessary action of any shareholders or members of it, of any board of directors or trustees of it or of any other Person responsible for governing it.

      v. He, she or it has not heretofore abandoned, assigned, sold, leased, exchanged, converted or otherwise transferred or disposed of any of the Collateral or any interest in any of the Collateral, except as fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      vi. He, she or it has not heretofore extended, renewed, refinanced, modified, compounded, subordinated, accelerated, settled, adjusted or compromised, entered into any composition of, replaced, canceled, released or surrendered, exercised any option or right of subscription relating to, settled or compromised any action or other legal proceeding relating to, or waived any right or remedy relating to or otherwise terminated, impaired or otherwise affected any indebtedness, liability or obligation of any Account Debtor or of any other Person relating to, any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral, except as fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      vii. There exists no demand, claim, counterclaim, setoff or defense, no action or other legal proceeding, and no outstanding judgment, order or award of any court, agency or other governmental authority or of any arbitrator, relating to any of the Collateral or questioning the validity of, or rendering invalid, this Agreement or any action taken or to be taken pursuant to this Agreement, except for demands, claims, counterclaims, setoffs, defenses, actions and other legal proceedings and judgments, orders and awards fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      viii. There is not on file in any public office any presently effective financing statement relating to any of the Collateral, naming him, her or it as a debtor and naming any Person other than the Secured Party as a secured party, except for financing statements fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      ix. There exists no presently effective certificate of title, and no application for any certificate of title or notice of lien, relating to any of his, her or its Goods and naming any Person other than the Secured Party as a secured party, except for certificates of title, applications and notices of lien fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      x. There exists no (A) presently effective registration of any transfer or pledge of any Uncertificated Security included in the Collateral, (B) outstanding order to register any transfer or pledge of any such Uncertificated Security, (C) notification of an security interest in, or of any other lien or encumbrance upon, any such Uncertificated Security or (D) such Uncertificated Security that is shown on the records of any clearing corporation other than in the name of any Debtor, except for registrations, orders, notifications and Uncertificated Securities fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      xi. There exists no Security Interest in, and no other lien or encumbrance upon, any of the Collateral, except for Permitted Liens.

      xii. There is no restriction on any assignment or other transfer by him, her or it of any of the Collateral, except for compliance with any "blue sky" or securities statute, regulation or other law.

      xiii. The real property on which any crop included in the Collateral is growing or is to be grown, or on which any timber included in the Collateral is or is to be standing, is fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      b. At each time this Agreement is in effect as to any Debtor, such Debtor shall be deemed to represent and warrant to the Secured Party as follows:

      i. Each Instrument, Document and Deposit Account included in the Collateral at such time is genuine, is in all respects what it purports to be, and is enforceable in accordance with its terms against each Person obligated with respect thereto.

      ii. Each Account, Chattel Paper and General Intangible included in the Collateral at such time is genuine, is in all respect what it purports to be, and is enforceable in accordance with its terms against each Account Debtor and other Person obligated with respect thereto, and each sum represented by any Debtor to the Secured Party as owing by such Account Debtor or other Person with respect thereto is actually and unconditionally owing by such Account Debtor or other Person, except for any applicable normal cash discount, without any counterclaim, setoff or defense. The aggregate sum represented at such time by any Debtor to the Secured Party as owing by Account Debtors and other Persons with respect to Accounts, Chattel Paper and General Intangibles included in the Collateral is the aggregate sum actually and unconditionally owing by Account Debtors and other Persons with respect thereto at such time, except for applicable normal cash discounts.

      10. Expenses. Each Debtor shall pay to the Secured Party on demand each cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by the Secured Party (a) in searching any public record for, in filing or in recording in any public office, or in obtaining from any public office any certificate relating to, any financing statement, certificate of title, application for any certificate of title, notice of lien, instrument of assignment or other writing relating to any of the Collateral, (b) in performing any obligation of any Debtor pursuant to this Agreement, (c) in taking any action pursuant to Section 5 of this Agreement, (d) in connection with the custody or preservation of any of the Collateral or (e) in endeavoring to (i) enforce any indebtedness, liability or obligation of any Debtor pursuant to this Agreement, (ii) preserve or exercise any right or remedy pursuant to this Agreement, whether against any Debtor or otherwise, (iii) preserve or exercise any right or remedy relating to, take possession of, collect or enforce, have registered pursuant to the Securities Act of 1933, prepare for any sale, lease or other disposition, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, or realize upon, any of the Collateral, (iv) obtain any information relating to any Uncertificated Security included in the Collateral from the issuer of such Uncertificated Security or register any transfer or pledge of such Uncertificated Security with such issuer or (v) defend against any claim, regardless of the basis or outcome thereof and whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise, asserted against the Secured Party as a direct or indirect result of the execution and delivery to the Secured Party of this Agreement by any of the undersigned, except for any claim for any tax imposed by any government or political subdivision upon any income of the Secured Party or for any interest or penalty relating to any such tax. After such demand for payment of any cost or expense incurred by the Secured Party in performing any obligation of any Debtor pursuant to Section 4f, 4h, 4j, 4k or 4z of this Agreement, each Debtor shall pay interest at the highest rate permitted by applicable law on the portion of such cost or expense remaining unpaid.

      11. Cumulative Nature, Nonexclusive Exercise and Waivers of Rights and Remedies.

      a. All rights and remedies of the Secured Party pursuant to this Agreement or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.

      b. No single or partial exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Secured Party.

      c. No course of dealing or other conduct heretofore pursued, accepted or acquiesced in, no course of performance or other conduct hereafter pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any right or remedy of the Secured Party pursuant to this Agreement or otherwise. No delay by the Secured Party in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver of any right of the Secured Party to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind. No waiver by the Secured Party of any such right or remedy shall be effective unless made in a writing duty executed by the Secured Party and specifically referring to such waiver. No waiver by the Secured Party on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

      12. Entire Agreement; Modification; Termination; Nonimpairment; Certain Consents and Waivers.

      a. This Agreement contains the entire agreement between the Secured Party and each Debtor with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by the Secured Party with respect thereto, whether or not relied or acted upon.

      b. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement as to any Debtor on impair or otherwise affect any Security Interest, any indebtedness, liability or obligation of any Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or otherwise.

      c. No Modification of this Agreement shall be effective unless made in a writing duty executed by the Secured Party and specifically referring to each provision of this Agreement being modified.

      d. Except as expressly provided in this Agreement, this Agreement shall not be modified or terminated as to any Debtor, and no Security Interest, no indebtedness, liability or obligation of any Debtor pursuant to this Agreement, and no right or remedy of the Secured Party pursuant to this Agreement or otherwise shall be impaired or otherwise affected, by any act, omission or other thing, whether occurring before or after the termination of this Agreement as to such Debtor with respect to any of the Obligations. Each Debtor consents, without any notice of any kind, to each act, omission and other thing that would or might, but for such consent, modify or terminate this Agreement as to any Debtor or impair or otherwise affect any Security Interest or any such indebtedness, liability, obligation, right or remedy. Without limiting the generality of the preceding two sentences, this Agreement shall not be modified or terminated as to any Debtor by, neither any Security Interest nor any such indebtedness, liability, obligation, right or remedy shall be impaired or otherwise affected by, and such consent shall apply to (i) any extension of any of the Obligations, regardless of the length of such extension and regardless of whether such extension was preceded by another or by others, (ii) any renewal, refinancing, modification, compounding, subordination, acceleration, composition, settlement, adjustment, compromise, reaffirmation, invalidity, irregularity, unenforceability or impairment of, any replacement, cancellation, discharge, assignment, sale, exchange, conversion or other transfer of disposition of, or any grant of any participation in, any of the Obligations,
(iii) any modification or termination of any writing relating to any of the Obligations, to any of the Collateral or to any Other Collateral, (iv) any acceptance of any Other Obligor, (v) any replacement, release or discharge of, or any modification of any indebtedness, liability or obligation of, any other Debtor or any Primary Obligor, Other Obligor or other Person, (vi) any taking, holding, continuation, collection, modification, increase or decrease in value or impairment of, any replacement, cancellation, release, surrender, abandonment, discharge, assignment, sale, lease, exchange, conversion or other transfer or disposition of, any termination of any insurance on, any relying or realizing upon, any grant, perfection, subordination or enforcement of any security interest in, or of any other lien or encumbrance upon, any failure to call for, take, hold, continue, collect, insure, preserve or protect, to replace, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, to rely or realize upon or to perfect, keep perfected or enforce any security interest in, or any other lien or encumbrance upon, or any delay in calling for, taking, continuing, collecting, insuring, preserving or protecting, in replacing, assigning, selling, leasing, exchanging, converting or otherwise transferring or disposing of, in relying or realizing upon or in perfecting, keeping perfected or enforcing any security interest in, or any other lien or encumbrance upon, any of the Collateral or any Other Collateral, regardless of its value, (vii) any security interest or other lien or encumbrance not being created in favor of the Secured Party, (viii) any of the Collateral or any Other Collateral being or becoming subject to any security interest or other lien or encumbrance (whether or not prior to any security interest or other lien or encumbrance in favor of the Secured Party), subject to any defense or restriction or unenforceable or impaired, (ix) any exercise, delay in the exercise or waiver of any failure to exercise, or any forbearance or other indulgence relating to, any right or remedy of the Secured Party or of any other Person against any Debtor, Primary Obligor, Other Obligor or other Person or relating to any of the Obligations, to any of the Collateral or to any Other Collateral, (x) any failure of the Secured Party or of any other Person to make, prove or vote any claim relating to any of the Obligations, to any of the Collateral or to any Other Collateral in any case or other proceeding pursuant to any Bankruptcy Law,
(xi) the occurrence or existence of any Event of Default, (xii) the Obligations being at any time or from time to time reduced and then increased or being at any time or from time to time paid in full, (xiii) any refusal or other failure of the Secured Party or of any other Person to grant any or any additional loan, credit or other financial accommodation to any Debtor or Primary Obligor, (xiv) any refusal or other failure of the Secured Party or of any other Person heretofore or hereafter to provide to any Debtor any information relating to any other Debtor, to any Primary Obligor, Other Obligor or other Person or to the business, operations, assets, affairs or condition (financial or other) of any other Debtor or of any Primary Obligor, Other Obligor or other Person or so to provide any such information completely and accurately, (xv) any notice to the Secured Party or to any other Person from any Debtor, Primary Obligor, Other Obligor or other Person not to grant any or any additional loan, credit or other financial accommodation to any Debtor or Primary Obligor, not to extend, renew, refinance, modify or replace any of the Obligations or to take or not to take any other action, (xvi) the acceptance by the Secured Party or by any other Person of any instrument or other writing intended by any other Person to create an accord and satisfaction with respect to any of the Obligations, (xvii) the manner or order of any sale, lease, exchange, conversion or other transfer or disposition of any of the Collateral or of any Other Collateral, (xviii) the manner or order of application of any money received or applied in payment of any of the Obligation, (xix) any change in the ownership or membership of any Debtor, Primary Obligor, Other Obligor or other Person, (xx) any change in the location, business, fame, identity or structure of any Debtor, Primary Obligor, Other Obligor or other Person, (xxi) the expiration of the period of any statute of limitations with respect to any action or other legal proceeding against any other Debtor, or against any Primary Obligor, Other Obligor or other Person, relating to this Agreement, to any of the Obligations, to any of the Collateral or to any Other Collateral or (xxii) the termination of this Agreement as to any other Debtor, whether by agreement, by operation of law or otherwise.

      e. Each Debtor waives, without any notice of any kind, each act and other thing upon which, but for such waiver, any Security Interest, any indebtedness, liability or obligation of any Debtor pursuant to this Agreement, or any right or remedy of the Secured Party pursuant to this Agreement or otherwise, would or might be conditioned. Without limiting the generality of the preceding sentence, neither any Security Interest nor any such indebtedness, liability, obligation, right or remedy shall be conditioned upon, and such waiver shall apply to, (i) the acceptance of this Agreement by the Secured Party, (ii) any demand upon, or any presentment or protest to, any Debtor, Primary Obligor, Other Obligor or other Person, (iii) any notice to any Debtor, Primary, Obligor, Other Obligor or other Person of any nonpayment, dishonor, default or protest, of the acceptance of this Agreement by the Secured Party, of the incurring of any of the Obligations or of any other matter or (iv) any exercise of any right or remedy of the Secured Party of or any other Person against any Debtor, Primary Obligor, Other Obligor or other Person or relating to any of the Obligations or to any Other Collateral.

      f. Each Debtor waives without any notice of any kind, each right of redemption or appraisal arising in connection with any sale or other disposition of any of the Collateral.

      g. This Agreement shall not terminate as to any Debtor with respect to any of the Obligations until written notice of (i) its termination by such Debtor or
(ii) if such Debtor is an individual, the death of such Debtor or the judicial declaration of such Debtor's incompetence shall have been received by the Secured Party and the Secured Party shall have had a reasonable period of time to act thereupon. After any written notice of any termination, death or judicial declaration of incompetence by or relating to any Debtor shall have been so received and a reasonable time to act thereupon shall have expired, this Agreement shall (i) continue in full force and effect as to such Debtor, and as to each Successor of such Debtor, with respect to (A) each portion of the Obligations arising before such receipt of such notice and the expiration of such period of time, (B) each portion of the Obligations arising after such receipt of such notice and the expiration of such period of time as a direct or indirect result of any loan, credit or other financial accommodation agreed to by the Secured Party before such receipt of such notice and the expiration of such period of time, (C) each portion of the Obligations arising after such receipt of such notice and the expiration of such period of time as a direct or indirect result of any portion of the Obligations described in clause (i)(A) or
(i)(B) of this sentence (including, but not limited to, (i) each extension, renewal, refinancing, modification and replacement of any portion of the Obligations described in such clause (i)(A) or (i)(B) that is made after such receipt of such notice and the expiration of such period of time and (ii) all interest and other charges accruing after such receipt of such notice and the expiration of such period of time with respect to any portion of the Obligations described in such clause (i)(A) or (i)(B) or with respect to any such extension, renewal, refinancing, modification or replacement), (D) each described in
Section 4i of this Agreement or a cost or expense described in Section 10 of this Agreement and (E) the Collateral, whether existing or arising before or after such receipt of such notice and the expiration of such period of time, and (ii) terminate as to such Debtor, and as to each Successor of such Debtor, with respect to each portion of the Obligations that arises after such receipt of such notice and the expiration of such period of time and is not described in clause (i)(B), (i)(C) or (i)(D) of this sentence. With respect to this Agreement, the sole effect of such receipt of such notice and the expiration of such period of time shall be to terminate this Agreement to the extent provided in clause (ii) of the preceding sentence. Upon such receipt of such notice, any obligation of the Secured Party to grant any or any additional loan, credit or other financial accommodation to any Debtor shall terminate, notwithstanding any agreement to the contrary.

      h. Understanding that (i) because registration of any General Intangible or Instrument included in the Collateral pursuant to the Securities Act of 1933 may not have been effected, because any General Intangible or Instrument included in the Collateral may have been acquired by a Debtor or by another Person for his, her or its own account for investment and not with a view to distribution or to resale or because of other circumstances relating to any General Intangible or Instrument included in the Collateral, there may be restrictions and limitations affecting the Secured Party in any attempt expeditiously to sell or otherwise dispose of such General Intangible or Instrument, (ii) in the absence of any agreement to the contrary, the Secured Party may have a general duty to attempt to obtain a fair price for such General Intangible or Instrument if the Secured Party sells or otherwise disposes of such General Intangible or Instrument even though the Obligations may be paid in full through realization of a lesser price for such General Intangible or Instrument and (iii) the Secured Party is not to have any such general duty, each Debtor waives each right to hold the Secured Party responsible for selling or for otherwise disposing of such General Intangible or Instrument at an inadequate price even if the Secured Party in good faith accepts the first offer received for, or does not approach more than one possible purchaser of, such General Intangible or Instrument.

      13. Governing Law; Jurisdiction; Certain Consents and Waivers.

      a. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.

      b. Each action and other legal proceeding relating to this Agreement commenced by the Secured Party may be litigated in any court that is either a court of record of the State of New York or a court of the United States located in the State of New York. Each such action and other legal proceeding not commenced by the Secured Party shall be litigated in such a court.

      c. Each Debtor (i) consents in each action and other legal proceeding relating to this Agreement commenced by the Secured Party to the personal jurisdiction of any court that is either a court of record of the State of New York or a court of the United States located in the State of New York, (ii) waives each objection to the laying of venue of any such action or other legal proceeding, (iii) waives personal service of process in each such action and other legal proceeding, (iv) consents to the making of service of process in each such action and other legal proceeding by registered mail directed to such Debtor at the last address of such Debtor shown in the records relating to this Agreement maintained by the Secured Party, with such service of process to be deemed completed five days after the mailing thereof, (v) waives in each such action and other legal proceeding each right to trial by jury and each right to assert any counterclaim or setoff or any defense based upon any statute of limitations or upon any claim of laches, (vi) waives each right to attack any final judgment that is obtained as a direct or indirect result of any such action or other legal proceeding, and (vii) consents to each such final judgment being sued upon in any court having jurisdiction with respect thereto and enforced in the jurisdiction in which such court is located as if issued by such court.

      14. Notices.

      a. Each notice to, and each demand upon, any Debtor by the Secured Party relating to this Agreement may be (i) delivered in person in writing, (ii) delivered in person orally with a subsequent confirmation sent by mail, by telex, by telegram or by mailgram, (iii) given by telephone with a subsequent confirmation sent by mail, by telex, by telegram or by mailgram or (iv) sent by mail, by telex, by telegram or by mailgram. Each such notice and demand delivered in person orally or given by telephone shall be deemed to have been delivered or given when so communicated. Each such notice, demand and confirmation sent to any Debtor by mail, by telex, by telegram or by mailgram may be directed to such Debtor at the last address of such Debtor shown in the records relating to this Agreement maintained by the Secured Party. Each such notice, demand and confirmation shall be deemed to have been sent (i) if sent by mail, when deposited in the mail, first-class or certified postage prepaid, or when delivered to any post office for sending by registered mail, directed as provided in the preceding sentence or (ii) if sent by telex, by telegram or by mailgram, when delivered to any telex operator or telegraph or mailgram office directed as provided in the preceding sentence. Each requirement under applicable law of reasonable notice to any Debtor by the Secured Party of any event shall be deemed to have been met if notice of such event is delivered, given or sent to such Debtor by the Secured Party as provided in this Section 14a at least ten days before the date on or after which such event is to occur.

      b. Each notice to, and each demand upon, the Secured Party by any Debtor relating to this Agreement (including, but not limited to, Section 12g of this Agreement), and each notice to the Secured Party of the death of any Debtor or of the judicial declaration of any Debtor's incompetence, shall specifically refer to this Agreement, and shall be delivered in person in writing or sent by registered mail. Each such notice and demand shall be deemed to have been delivered or sent only when actually received by an officer of the Secured Party at the chief executive office of the Secured Party.

      15. General.

      a. If there is more than one Debtor, each of them shall be jointly and severally liable pursuant to this Agreement.

      b. This Agreement shall be binding upon each Debtor and upon each heir and legal representative of each Debtor, and shall inure to the benefit of, and be enforceable by the Secured Party, each Successor of the Secured Party and each direct or indirect assignee or other transferee of any of the Obligations.

      c. Each agreement, consent, waiver, appointment as attorney-in-fact and other thing made, given or done in this Agreement by any of the undersigned shall be on his, her or its own behalf and on behalf of each of his, her or its Successors.

      d. Except as expressly provided in this Agreement, each right and remedy of the Secured Party pursuant to this Agreement, and each action of the Secured Party pursuant to the authorization and appointment as attorney-in-fact contained in Section 5 of this Agreement, may be exercised or taken (i) at any time and from time to time, (ii) at the sole option of the Secured Party, (iii) without any notice or demand of any kind and (iv) whether or not any Event of Default has occurred or existed, but the Secured Party shall not be obligated to exercise any such right or remedy or to take any such action. Each request of the Secured Party pursuant to this Agreement may be made (i) at any time and from time to time, (ii) at the sole option of the Secured Party and (iii) whether or not any Event of Default has occurred or existed.

      e. Upon and at any time and from time to time after the occurrence or existence of any Event of Default, (i) the Secured Party shall have the right to set off against all of the Obligations remaining unpaid each indebtedness, liability and obligation of the Secured Party in any capacity to any Debtor in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any Instrument or Deposit Account), and (ii) each holder of any participation in any portion of the Obligations shall have the right (which may be exercised by such holder in accordance with clauses (i), (ii) and (iii) of the first sentence of Section 15d of this Agreement as though it were a right of the Secured Party pursuant to this Agreement) to set off against all of such portion of the Obligations remaining unpaid each indebtedness, liability and obligation of such holder in any capacity to any Debtor in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any Instrument or Deposit Account). Each exercise of such right by the Secured Party or by such holder shall be deemed to be immediately effective at the time the Secured Party or such holder opts therefor even though evidence thereof is not entered on the records of the Secured Party or of such holder until later.

      f. In conjunction with the Secured Party's assignment or other transfer of, or in conjunction with the Secured Party's grant of any participation in, any of the Obligations, the Secured Party shall have the right to assign or otherwise transfer, or to grant any participation in, this Agreement, any of the Secured Party's rights and remedies pursuant to this Agreement, any of the Collateral or any interest in any of the Collateral. Upon any assignment or other transfer of any portion of any of the Collateral by the Secured Party, each responsibility of the Secured Party with respect to such portion of the Collateral shall terminate.

      g. If the Secured Party (i) in good faith deems itself insecure with respect to any of the Obligations, is of the opinion that the Collateral is not sufficient or has declined or may decline in value or is of the opinion that there is insufficient public information with respect to any General Intangible or Instrument included in the Collateral to permit the sale or other disposition of such General Intangible or Instrument without registration pursuant to the Securities Act of 1933 and (ii) delivers, gives or sends notice of such insecurity or opinion to any Debtor, such Debtor shall provide to the Secured Party such Other Collateral as shall be satisfactory to the Secured Party.

      h. Solely to the extent required by any statute, regulation or other law to make the Collateral available for the payment of the Obligations, each Debtor guarantees the payment, without any setoff or other deduction, of the Obligations, without any limitation as to amount.

      i. Each Account Debtor and other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument, Document or Deposit Account included in the Collateral may accept without question any exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise with respect thereto, and shall have no liability to any Debtor as a direct or indirect result of doing so.

      j. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

      k. Any provision of this Agreement that prohibits any Debtor from taking any action shall be construed to prohibit such Debtor from taking such action directly or indirectly.

      l. Except as expressly provided in this Agreement, any reference in this Agreement to any statute, regulation or other law shall be deemed to be as of any time a reference to such statute, regulation or other law as in effect at such time or, if such statute, regulation or other law is not in effect at such time, a reference to any similar statute, regulation or other law in effect at such time.

      m. In this Agreement, headings of sections are for convenience of reference only, and are not of substantive effect.

      16. Definitions. For purposes of this Agreement:

      a. "Bankruptcy Law" means (i) any bankruptcy or insolvency statute, regulation or other law or (ii) any other statute, regulation or other law relating to the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

      b. "Collateral" means collectively, wherever located, whether now owned or hereafter acquired or arising, whether owned alone or otherwise, whether or not subject to Article 9 of the Uniform Commercial Code of the State of New York, whether or not described in any schedule heretofore or hereafter delivered to the Secured Party and whether or not in the possession or under the control of, or enroute to or from, the Secured Party in any capacity or any other Person acting on behalf of the Secured Party, (i) all Goods, Accounts, Chattel Paper, General Intangibles, Instruments, Documents, Deposit Accounts and money of each Debtor other than any Consumer Goods of any Debtor, (ii) all demands, claims and rights (including, but not limited to, (A) all claims arising out of tort, all rights represented by any judgment, all rights to money payable pursuant to any insurance, all rights of setoff, all rights to payment pursuant to any letter of credit and all other claims and rights to the payment of money and (B) all rights as a seller of Goods, whether to reclaim Goods or stop Goods in transit or otherwise) of each Debtor other than any claim for wages, salary and other compensation of any Debtor as an employee, (iii) all direct or indirect additions to, all direct or indirect extensions, renewals and replacements of, all direct or indirect increases in, all direct or indirect profits, interest, dividends, distributions and other income and payments on account of, and all direct or indirect proceeds of any replacement, release, surrender, discharge, assignment, sale lease, exchange, conversion or other transfer or disposition of, of any collection of, or of any exercise of any option or right of subscription relating to, any of the things described in clauses (i) and (ii) of this sentence, whether arising from any action taken by any Debtor or by the Secured Party or otherwise and whether arising from any exchange, conversion, stock split, spin-off, reclassification, merger, consolidation or other absorption, sale of assets or combination or shares or otherwise, (iv) all Proceeds and Products of any of the things described in clauses (i) through (iv) of this sentence and (v) all records (including, but not limited to, all records maintained on computer software and all schedules, invoices, shipping documents, delivery receipts, purchase orders and written agreements) of each Debtor evidencing, or otherwise relating to, any of the things described in clauses (i) through (iv) of this sentence.

      c. "Debtor" means (i) any of the undersigned or (ii) any Successor of any of the undersigned.

      d. "Equipment" has the meaning given it for purposes of Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement, and, with respect to any Person, includes, but is not limited to, (i) any machinery, vehicle or furniture constituting equipment of such Person and (ii) any part, accessory, attachment, accession or tool installed in, affixed to, or used or intended to be used in connection with, any equipment of such Person.

      e. An "Event of Default" occurs or exists if (i) any Debtor, Primary Obligor or Other Obligor defaults in the payment when due, whether by acceleration or otherwise, of any sum, whether payable for principal, for interest or otherwise, whether the obligation to make payment thereof now exists or hereafter arises and whether or not constituting part of the Obligations, that is now or hereafter owing by him, her or it to the Secured Party or to any other Person, the maturity of any such sum is accelerated or there occurs or exists any event or condition that permits, or, after notice, after lapse of time or after both notice and lapse of time, would permit, the acceleration of the maturity of any such sum, (ii) any Debtor, Primary Obligor or Other Obligor defaults in the performance when due of any obligation, whether now existing or hereafter arising, that is now or hereafter owing by him, her or it to the Secured Party or to any other Person other than an obligation to pay money or there occurs or exists any event or condition that constitutes, or, after notice, after lapse of time or after both notice and lapse of time, would constitute, any default with respect to any such obligation, (iii) any Debtor, Primary Obligor or Other Obligor is dissolved, ceases to exist, participates or agrees to participate in any merger, consolidation or other absorption, assigns, sells or otherwise transfers or disposes of all or substantially all of his, her or its assets, makes or permits what might be a fraudulent transfer or fraudulent conveyance of any of his, her or its assets, makes any bulk sale, sends any notice of any intended bulk sale, dies, becomes incompetent or insolvent (however such insolvency is evidenced), generally fails to pay his, her or its debts as they become due, fails to pay, withhold or collect any tax as required by any statute, regulation or other law, suspends or ceases his, her or its present business has served or filed against him, her or it or against any of his, her or its assets any attachment, levy, tax lien, warrant or similar lien other than a Permitted Lien or has entered against him, her or it or against any of his, her or its assets any judgment, order or award of any court, agency or other governmental authority or of any arbitrator, (iv) any Debtor has any receiver, trustee, liquidator, sequestrator or custodian of him, her or it or of any of his, her or its assets appointed (whether with or without his, her or its consent), makes any assignment for the benefit of creditors or commences or has commenced against him, her or it any case or other proceeding pursuant to any Bankruptcy Law or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against, him, her or it, (v) any Primary Obligor or Other Obligor has any receiver, trustee, liquidator, sequestrator or custodian of him, her or it or of any of his, her or its assets appointed (whether with or without his, her or its consent), makes any assignment for the benefit of creditors or commences or has commenced against him, her or it any case or other proceeding pursuant to any Bankruptcy Law or any formal or informal proceeding for the dissolution, liquidation or winding up of the affairs of, or for the settlement of claims against, him, her or it, (vi) any representation or warranty made in this Agreement, or any representation or warranty heretofore or hereafter made, or any financial statement heretofore or hereafter provided to the Secured Party by or on behalf of any Debtor, Primary Obligor or Other Obligor, proves, as of the date of such representation, warranty or financial statement, to have been incorrect or misleading in any material respect or, if a financial statement, to have omitted any substantial contingent of unliquidated liability of, or any substantial claim against, such Debtor, Primary Obligor or Other Obligor or there occurred, and was not disclosed to the Secured Party, before the execution and delivery to the Secured Party of this Agreement by the undersigned any material adverse change in any information disclosed in any such representation or warranty heretofore so made or in any such financial statement heretofore so provided, (vii) there occurs any loss, theft, destruction or substantial decline in the value of, or any substantial damage to, any of the Collateral or (viii) the Secured Party in good faith deems itself insecure with respect to any of the Obligations or is of the opinion that the Collateral is not sufficient or has declined or may decline in value, whether or not the Secured Party has asked any Debtor, Primary Obligor or Other Obligor for any Other Collateral.

      f. "General Intangible" has the meaning given it for purposes of Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement, and, with respect to any Person, includes, but is not limited to, (i) any computer software of such Person, (ii) any Uncertificated Security of such Person or any other security of such Person not evidenced by an instrument, (iii) any trademark, service mark, trade style, trade name, patent, copyright, license or franchise or such Person and (iv) goodwill of such Person.

      g. "Goods" has the meaning given it for purposes of Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement, and, with respect to any Person, includes, but is not limited to, any Fixture, Equipment, Inventory or Farm Product of such Person.

      h. "Inventory" has the meaning given it for purposes of Article 9 of the Uniform Commercial Code of the State of New York as in effect on the date of this Agreement, and, with respect to any Person, includes, but is not limited to, any inventory of such Person that is returned, repossessed, reclaimed or stopped in transit or is raw material or work in process.

      i. "Obligations" means collectively all indebtedness, liabilities and obligations for the payment of money, regardless of kind, of class or of form and whether for the payment of principal or of interest or otherwise, incurred for any business, commercial, agricultural or consumer purpose or otherwise, now existing or hereafter arising, created directly (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any overdraft) or by any assignment or other transfer, direct or indirect, absolute or contingent (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any guaranty, endorsement or other assurance or as a direct or indirect result of any letter of credit), similar or dissimilar, related or unrelated, due or not due, contractual or tortious, liquidated or unliquidated or arising by operation of law or otherwise, that are now or hereafter owing by any Debtor or Primary Obligor in any capacity, whether alone or otherwise, to the Secured Party in any capacity, whether or not allowed as a claim against such Debtor or Primary Obligor in any case or other proceeding pursuant to any Bankruptcy Law.

      j. "Other Collateral" means, whether now existing or hereafter arising,
(i) any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, now or hereafter directly or indirectly securing the payment of, or otherwise now or hereafter directly or indirectly applicable to, any of the Obligations, except for the Collateral, (ii) any indebtedness, liability or obligation of the Secured Party to any Debtor, Primary Obligor or Other Obligor that is now or hereafter available for setoff by the Secured Party against any of the Obligations (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any Instrument or Deposit Account) or (iii) any asset of any Debtor, Primary Obligor or Other Obligor that is now or hereafter subject to any banker's lien of the Secured Party.

      k. "Other Obligor" means, other than any Debtor or Primary Obligor, any Person (i) who or which is now or hereafter directly or indirectly liable for the payment of any of the Obligations, whether as a maker, drawer, acceptor, endorser, guarantor, surety or accommodation party or otherwise, (including, but not limited to, if any Debtor or Primary Obligor is a partnership, any general partner of such Debtor or Primary Obligor) or (ii) any asset of whom or of which now or hereafter directly or indirectly secures the payment of any of the Obligations.

      l. "Permitted Lien" means (i) any security interest in, or any other lien or encumbrance upon, any of the Collateral fully and accurately described in Exhibit A attached to and made a part of this Agreement, (ii) any security interest in, or any other lien or encumbrance upon, any of the Collateral in favor of the Secured Party, (iii) any lease of any inventory included in the Collateral by any Debtor as a lessor in the ordinary course of his, her or its business and without interference with the conduct of his, her or its business or operations, (iv) any pledge or deposit of any General Intangible, Instrument, Deposit Account or money included in the Collateral that is made by any Debtor in the ordinary course of his, her or its business (A) in connection with any workers' compensation, unemployment insurance, social security or similar statute, regulation or other law or (B) to secure the payment of any indebtedness, liability or obligation arising in connection with any letter of credit, bid, tender, trace or government contract, lease, statute, regulation or other law or surety, appeal or performance bond, or of any similar indebtedness, liability or obligation, not incurred in connection with the borrowing of any money or in connection with the payment of the deferred purchase price of any asset, (v) any attachment, levy or similar lien against any of the Collateral arising in connection with any action or other legal proceeding so long as (A) the validity of the claim or judgment secured thereby is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted,
(B) adequate reserves have been appropriately established for such claim or judgment, (C) the execution or other enforcement of such attachment, levy or similar lien is effectively stayed and (D) neither such claim or judgment nor such attachment, levy or similar lien has any material adverse effect on any Debtor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor, (vi) any statutory lien upon any of the Collateral in favor of the United States for any amount paid to any Debtor as a progress payment pursuant to any government contract, (vii) any statutory lien upon any of the Collateral securing the payment of any tax, assessment, fee, charge, fine or penalty imposed by any government or political subdivision upon any Debtor or upon any of the assets, income and franchises of any Debtor or the payment of any demand or claim of any materialman, mechanic, carrier, warehouseman, garageman or landlord against any Debtor so long as such tax, assessment, fee, charge, fine, penalty, demand or claim is not yet due or (A) the validity of such tax, assessment, fee, charge, fine penalty, demand or claim is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (B) adequate reserves have been appropriately established for such tax, assessment, fee, charge, fine, penalty, demand or claim, (C) the execution or other enforcement of such statutory lien is effectively stayed and
(D) neither the failure to pay such tax, assessment, fee, charge, fine, penalty, demand or claim nor such statutory lien has any material adverse effect on any Debtor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor or (viii) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or similar title exception or encumbrance affecting the title to any Fixture included in the Collateral but not interfering with the conduct of the business or operations of any Debtor.

      m. "Person" means (i) any individual, corporation, partnership, joint venture, trust, unincorporated association, government or political subdivision,
(ii) any court, agency or other governmental authority or (iii) any other entity, body, organization or group.

      n. "Primary Obligor" means (i) the Borrower or (ii) any Successor of the Borrower.

      o. "Security Interest" means any security interest granted, or any assignment, pledge or hypothecation made, pursuant to Section 2a of this Agreement.

      p. "Successor" means, with respect to any Person, (i) if such Person is an individual, the estate of such Person, (ii) if such Person is not an individual, any direct or indirect successor of such Person (including, but not limited to, (A) if such Person is a corporation, any other corporation into which such Person is hereafter directly or indirectly merged, consolidated or otherwise absorbed and (B) if such Person is a partnership, any other partnership hereafter created as a direct or indirect result of the admission of any new partner or as a direct or indirect result of the death or withdrawal of any partner) or (iii) any other Person to whom or to which all or substantially all of the assets or such Person are hereafter directly or indirectly assigned or otherwise transferred.

Dated February 2, 1996                 CVC Products, Inc.
                                      ------------------------------------------
                                       By: /s/ Emilio O. DiCataldo
                                      ------------------------------------------
                                       Emilio O. DiCataldo, Senior V.P. Finance
                                      ------------------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        :SS.
COUNTY OF MONROE        )

On the 2 day of February in the year 1996, before me personally came  EMILIO O.
                                                                     -----------
      DICATALDO
--------------------------------------------------------------------------------

|_| Individual    to me known and known to me to be the person(s) described in and who executed the above instrument, and __he (they jointly and severally) acknowledged to me that __he (they) executed the same.

|_| Partnership   to me known and known to me to be a member of the partnership described in and which executed the above instrument, and __he duly acknowledged to me that __he executed the above instrument for and on behalf of said partnership.

XX  Corporation   to me known, who, being by me duly sworn, did depose and say
                  that __he resides at    Rochester, New York         ; that
                                      --------------------------------
                  __he is the    Senior V.P. Finance    of   CVC PRODUCTS, INC.,
                              -------------------------    --------------------
                  the corporation described in and which executed the above instrument; and that __he signed his(her) name thereto by order of the board of directors of said corporation.


                 JOHN D. INZANA                 /s/ John D. Inzana
      NOTARY PUBLIC in the State of New York  ----------------------------------
                 MONROE COUNTY                                     Notary Public
       My Commission Expires March 9, 1997

FOR BANK USE ONLY: Authorization confirmed.     /s/ [ILLEGIBLE]
                                            ------------------------------------

                                   Exhibit A

Permitted Financing Statements and Other Evidences of Lien (Section 4x):

      7 UCC-1 financing statements, shown in a UCC search against Borrower, dated January 22, 1996 (with a January 5, 1996 "Thru Date"), provided to Secured Party by CSC Networks.

Permitted Transfers, Pledges and Other Actions with Respect to Uncertificated Securities (Section 4y):

      NONE

Exceptions to Representations and Warranties (Clauses (v), (vi), (vii), (viii),
(ix) and (x) of Section 9a):

      NONE

Description of Real Property on Which Crop or Timber Located (Clause (xiii) of
Section 9a):

      NONE

Permitted Liens (Clause (i) of Section 16l):

      Collateral described in the UCC-1 financing statements referred to in "Permitted Financing Statements" above.

                                 QUESTIONNAIRE

1. What is the complete name of the undersigned (giving, if the undersigned is a corporation, the name exactly as it appears in the certificate or articles of incorporation or other charter document of the undersigned or, if the undersigned is a partnership, the name exactly as it appears in the partnership agreement or other organizational document of the undersigned or, if there is none, in any assumed name certificate of the undersigned)?

      CVC Products, Inc.

2. Does the undersigned do business under any name other than the name indicated in the answer to question 1? If so, what is each such other name?

      CVC Holdings, Inc.
      CVC Products

3. What is the address (including county) of the residence, only place of business of chief executive office of the undersigned?

      525 Lee Road
      Rochester, NY 14606

4. What is the address (including county) of each place of business of the undersigned other than the address indicated in the answer to question 3?

      47061 Warm Springs Blvd., Fremont, CA 94539
        329 Oak Trail, Garland, TX 75043
       3100 Laurelview Court, Fremont, CA 94539

5. What is the address of each location at which any of the Goods, Chattel Paper, Instruments, Documents and records of the undersigned included in the Collateral is or will be kept other than the locations the addresses of which are indicated in the answers to questions 3 and 4?

      None

6. If any of the Goods, Chattel Paper, Instruments, Documents and records of the undersigned included in the Collateral is in the possession of any Person other than the undersigned, what are the name and address of each such other Person?

      None

7. What are the name and address of each Person other than the undersigned who or which has any interest, whether as an owner, mortgagee or lessee or otherwise, in any real property to which is affixed, or in or on which is installed or located, any of the Goods of the undersigned included in the Collateral or in or on which is located any of the Chattel Paper, Instruments, Documents and records of the undersigned included in the Collateral?

Security Capital Mutual             47775 Fremont Blvd.
                                    Fremont, CA 94538
Mission Falls Corp. C/O             5776 Stoneridge Mall Road (Suite 100)
Spectrum Interest, Inc.             Pleasanton, CA 94588


Dated February 2, 1996                 CVC Products, Inc.
                                      ------------------------------------------
                                       By: /s/ Emilio O. DiCataldo
                                      ------------------------------------------
                                       Emilio O. DiCataldo, Senior V.P. Finance


Fixtures are not perfected in California & Texas

- Attorney did the UCC filings (G. Amendola of Woods Oulatt)

                                  [LETTERHEAD]

March 13, 1996

EILEEN SOLIMANO
WOODS OVIATT GILMAN STURMAN
  & CLARKE
44 EXCHANGE ST.
ROCHESTER, NY  14614

SUBJECT:  CVC PROOUCTS INC.
JURISDICTION:  TX SECRETARY OF STATE
SEARCH DATE: O2/28/96

DEAR EILEEN SOLIMANO:

WE HAVE CAUSED A SEARCH TO BE MADE OF THE ABOVE JURISDICTION FOR FILINGS UNDER THE UNIFORM COMMERCIAL CODE FILED AGAINST THE ABOVE NAMED SUBJECT. AS OF THE CLOSE OF BUSINESS OF THIS SEARCH DATE WE FIND:

PLEASE SEE LISTING.............................

OUR INFORMATION IS AS ACCURATE AS REASONABLE CARE CAN MAKE IT. HOWEVER, THE ULTIMATE RESPONSIBILITY FOR MAINTAINING FILES RESTS WITH THE FILING OFFICER AND WE WILL ACCEPT NO LIABILITY BEYOND THE EXERCISE OF REASONABLE CARE.

Business Name:  CVC PRODUCTS INC.
Search Date:  05 MAR 1996
Certification Date :  28 FEB 1996

The Uniform Commercial Code index maintained by the Texas Secretary of State reflects the following effective filings:
Page 1

FINANCING STATEMENT NUMBER 96-028241              File Date 02-15-96
      1.  DEBTOR: CVC PRODUCTS, INC., 525 LEE RD, ROCHESTER NY 14606
          SECURED PARTY: MANUFACTURERS AND TRADERS TRUST COMPANY, ONE M&T PLAZA, BUFFALO NY 14240

          Total number of filings 1

                                  [LETTERHEAD]

March 5, 1996

EILEEN SOLIMANO
WOODS OVIATT GILMAN STURMAN
  & CLARKE
44 EXCHANGE ST.
ROCHESTER, NY  14614

SUBJECT:  CVC PROOUCTS INC.
JURISDICTION:  CA SECRETARY OF STATE
SEARCH DATE: O2/16/96

DEAR EILEEN SOLIMANO:

WE HAVE CAUSED A SEARCH TO BE MADE OF THE ABOVE JURISDICTION FOR FILINGS UNDER THE UNIFORM COMMERCIAL CODE FILED AGAINST THE ABOVE NAMED SUBJECT. AS OF THE CLOSE OF BUSINESS OF THIS SEARCH DATE WE FIND:

PLEASE SEE LISTING.............................

OUR INFORMATION IS AS ACCURATE AS REASONABLE CARE CAN MAKE IT. HOWEVER, THE ULTIMATE RESPONSIBILITY FOR MAINTAINING FILES RESTS WITH THE FILING OFFICER AND WE WILL ACCEPT NO LIABILITY BEYOND THE EXERCISE OF REASONABLE CARE.

Mar. 04, 1996                                                           Page 1

The following represents a listing of the documentation you requested through a careful search of effective UCC filings recorded in the Office of the Secretary of State of California, purchased and maintained in computerized form and available thru our offices. Variations of the Name and Address of the search key may appear on this report as a result of the search findings and your individual request for that information. These documents may include but are not limited to Financing Statements, Tax Liens, and Judgements effective Feb. 16, 1996.

THIS DATA IS FOR INFORMATION PURPOSES ONLY. CERTIFICATION CAN ONLY BE OBTAINED THROUGH THE OFFICE OF THE CALIFORNIA SECRETARY OF STATE.

State of California UCC Debtor Name Search results performed on the following Search Key: CVC

1.    9604560823 filed on Feb. 13, 1996  at 1558
                  expires on Feb. 13, 2001

      Debtor      CVC PRODUCTS, INC.
                  525 LEE RD
                  ROCHESTER NY 14606

      Sec. Pty.   MANUFACTURERS AND TRADERS TRUST COMPANY
                  1 M&T PLZ
                  BUFFALO NY 14240

Because we cannot independently verify the accuracy of the public information maintained by the responsible government agency, we make no guaranties, representations, or warranties as to the accuracy or completeness of this report. Therefore, we accept no liability for errors or omissions.

REQUEST FOR COPIES OR INFORMATION. Present in DUPLICATE to Filing Officer.
--------------------------------------------------------------------------------
1. Debtor (Last Name First) and Address:

CVC PRODUCTS, INC.
Any Street
Any City, New York

--------------------------------------------------------------------------------
Party requesting information or copies:
        (Name and Address)

WOODS, OVIATT, GILMAN,
STURMAN & CLARKE LLP
Attn: Eileen Solimano
44 Exchange Street
Rochester, Mew York 14614
--------------------------------------------------------------------------------
For Filing Officer: Date, Time, No. Filing Office

MAR 18 96 703703

      9:00 AM D.O.S.
--------------------------------------------------------------------------------
|X| INFORMATION REQUEST                           |_| COPY REQUEST

Filing officer please furnish certificate showing whether there is on file as of CURRENT, 19__ at ___________ __ M any presently effective financing statement naming the above named debtor(s) and any statement of assignment thereof, and if there is, giving the date and hour of filing of each such statement and the name(s) and address(es) of each secured party(ies) therein. The statutory fee is enclosed. Filing officer please furnish exact copies of each page of financing statements and statements of assignment listed below, which are on file with your office. Enclosed $_________________ fee for copies requested. In case any of said statements contain more than one page the undersigned agrees to pay the statutory fee for each additional page payable in advance.

Date March 7, 1996     (Signature of Requesting Party) /s/ [Illegible]
                                                      ---------------------

-------------------------------------------------------------------------------------------------------
File No   Date and Hour of Filing   Name(s) and Address(es) of Secured Party(ies) and Assigness, if any
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CERTIFICATE: The undersigned filing officer hereby certifies that:

|_| the above listing is a record of all presently effective financing statements and statements of assignment which name the above debtor(s) and which are on file in my office as of [Illegible], 19 ____ at __________________ ___ M.

|_| the attached ___________ pages are true and exact copies of all available financing statements or statements of assignment listed in above request.

COPY 1            MAR 12 1996               /s/ [Illegible]
                ------------------        ---------------------------------
                       Date                   Signature of Filing Officer

5/82   STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

                        APPROVED FOR USE IN MOST STATES

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, NY  14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

LCA LEASING CORP.
9400 Williamsburg Plaza
Louisville, KY  40222

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

OCT 16 [Illegible]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

This equipment is leased from the lessor and this filing is for informational purpose.
One (1) New Daewoo Model Puma 12 Machining Center Equipped With
Fanuc 10TF Controls, Chip Conveyor, Tooling And All Standard
Equipment, Attachments, Accessories, Appurtenances,
Accessions And Substitutions.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

LCA HOLDING CORP.
10 Rockefeller Plaza
New York, NY 10020

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

C.V.C. Products Inc
525 Lee Road
Rochester, NY  14606
88814

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

ADVANTA Leasing Corp
PO Box 1228
Voorhees NJ 08043

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

3450 Sonitrol security system

w/smoke dtectors

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owner

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented: 8
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, NY 14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Storage Technology Corp.
2270 South 88th Street
Louisville, CO 80028-0001

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

JUN 694115717
9:00 AM D.O.S.

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

This financing statement is not intended to evidence a security interest, but rather is being filed to give notice that CVC Products, Inc. is holding the described property as a consignee, bailee or agent for Storage Technology Corporation.
                     See Annex A

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owner

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, NY  14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MANUFACTURERS HANOVER TRUST
COMPANY
183 East Maine Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

NOV 7 [Illegible stamp]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

North American 7-1/2 ton crane with Detroit 7-1/2 ton hoist including cross rails, together with all attachments, accessories, accessions, and equipment now or hereafter affixed to such collateral as used in connection therewith and substitutions and replacements thereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owner

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, NY  14606

16-1017191
--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

GE Capital
64A Perimeter Center East
Atlanta, GA  30346

[Illegible number]
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

JUL 1 891152987

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

IDS 108 with VX 2 Voice Mail
System [Illegible]

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

[Illegible]

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owner

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented: 1
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 LEE ROAD
PO BOX 1886
ROCHESTER, NY 14606

42-4101-06988
--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MACHINE TOOL FINANCE CORPORATION
1200 ROUTE 22, P.O. BOX 6857
BRIDGEWATER, NJ 08807

STATE
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF.

THE RELATIONSHIP BETWEEN THE PARTIES HERETO IS ONE OF
LESSEE AND LESSOR.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:       |_| This statement is to be indexed in
                                        the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owner

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:   3
--------------------------------------------------------------------------------
3. Maturity Date (optional):
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
(See Exhibit C attached)
1775 MT READ BLVD
ROCHESTER, NY

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust Company/Genesee Region
(See Exhibit C attached)
183 MAIN ST. E. ROCHETER, NY

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

9-16-74       236575

[Illegible Stamp]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

A. Personal Property (See Exhibit B attached)

B. Payments (See Exhibit C attached)

|_| Proceeds --                |_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

9-16-74       236575

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
       *(Describe Real Estate Below).
--------------------------------------------------------------------------------
8. Describe Real Estate Here:

See Exhibit A attached


No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name(s) of Record Owner(s):

County of Monroe Industrial Development Agency

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es):

Manufacturers Hanover Trust
Company now know as:
Chemical Bank
183 East Main Street
Rochester, NY 14604    1013

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible stamp]

================================================================================
5. This statement refers to original Financing Statement No. 421827 filed
   (date) 11/7/88 with NYS.

--------------------------------------------------------------------------------
6. |_| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |X| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

                         Assign to: Chemical Bank
                                    200 Jericho Quadrangle
                                    Jericho, NY 11753

|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es):

Manufacturers Hanover Trust
Company now know as:
Chemical Bank
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

JUN 393119210

================================================================================
5. This statement refers to original Financing Statement No. 421827 filed
   (date) Nov. 7, 1988 with New York State.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

MAY 31

================================================================================
5. This statement refers to original Financing Statement No. 236,575 filed
   (date) Sept. 16, 1974 with NEW YORK STATE

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights on the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

7-7-84 3.00 9:00 AM
JUN 7 84 NYS 128,420

================================================================================
5. This statement refers to original Financing Statement No. 236.575 filed
   (date) Sept. 16, 1974 with New York State

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below. (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:  2
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

3.00 9:00 AM
AUG 13 79NYS 114.279

--------------------------------------------------------------------------------
5. This statement refers to original Financing Statement No. 236.575 filed
   (date) 9/16/74 with Secretary of State

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

FINANCING STATEMENT UCC-1                                               PAGES: 2
--------------------------------------------------------------------------------
DEBTOR CVC PRODUCTS, INC.                                            FILING DATA
       525 LEE ROAD                                                  FEB 09 1996
       ROCHESTER  NY  14606-0000                                          028550

 SEC   MANUFACTURERS AND TRADERS TRUST COMPANY
PARTY  ONE M&T PLAZA
       BUFFALO  NY 14240-0000

ASSIGN

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company Now Known As:
Chemical Bank
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible stamp]

================================================================================
5. This statement refers to original Financing Statement No. 236,575 filed
   (date) 9/16/74 with New York State.

--------------------------------------------------------------------------------
6. |_| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |X| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and
                         Secured Party is Required)
  ASSIGN TO:   CHEMICAL BANK
               200 JERICHO QUADRANGLE
               JERICHO, NY 11753                 cc1013
|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of addititional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
now known as: Chemical Bank
183 East Main Street
Rochester, NY 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

JUN 30 94 134411
9:00 AM D.O.S.

================================================================================
5. This statement refers to original Financing Statement No. 236,575 filed
   (date) Sept. 16, 1974 with NEW YORK STATE.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records                   Section    Block        Lot
--------------------------------------------------------------------------------

                                   CERTIFICATE

      MONROE TITLE INSURANCE CORPORATION (the "Corporation"), a New York Corporation, for a valuable consideration to it paid, guarantees, that the Corporation has caused a search of the following indicies and records in the Monroe County Clerk's Office:

      FINANCING STATEMENTS from 1/26/96.

against the following name(s):

      CVC PRODUCTS

and found the matters set forth at Set Outs 1 to 12 herein, and nothing more.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Authorized Officer this 7th day of February, 1996 at 2:42 o'clock P.M.

                                    MONROE TITLE INSURANCE CORPORATION


                                    By /s/ [Illegible]
                                      ---------------------------
                                    Authorized Officer

Order number: 334745         Special Serv. Certificate number: 9499

                                   CERTIFICATE

      MONROE TITLE INSURANCE CORPORATION (the "Corporation"), a New York Corporation, for a valuable consideration to it paid, guarantees, that the Corporation has caused a search of the following indicies and records in the Monroe County Clerk's Office:

      FINANCING STATEMENTS for the past 5 years

against the following name(s):

      CVC PRODUCTS

and found the matters set forth at Set Outs 1 to 10 herein, and nothing more.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Authorized Officer this 26th day of January, 1996 at 7:59 o'clock A.M.

                                    MONROE TITLE INSURANCE CORPORATION


                                    By /s/ [Illegible]
                                      ---------------------------
                                    Authorized Officer

Order number: 334745         Special Serv. Certificate number: 9499

--------------------------------------------------------------------------------
1.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY
                  to
            MANUFACTURERS HANOVER TRUST CO
             183 EAST MAIN STREET;ROCHESTER NY 14604

      Record Date:            9-17-74     Time: 13:55:00
      Instrument location:    Case# U74/019113

      Comments:

      Collateral:  Personal Property, Payments, Etc.

      8/10/79     - Continued.
      6/5/84      - Continued.
      7/17/84     - Release.
      5/24/89     - Continued.
      7/13/94     - Continued.
      9/22/94     - Assigned.

--------------------------------------------------------------------------------
2.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY
                  to
            MANUFACTURERS HANOVER TRUST CO
             183 EAST MAIN STREET;ROCHESTER NY 14604

      Record Date:            10-3-88     Time: 11:40:00
      Instrument location:    Case# U88/008783

      Comments:

      Collateral: 7 1/2 Ton Crane.

      5/28/93 - Continued.
      3/10/94 - Assigned.

--------------------------------------------------------------------------------
3.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY 14606
                  to
            GE CAPITAL
             64A PERIMETER CENTER EAST;ATLANTA GA 30346

      Record Date:            7-25-91     Time: 10:59:01
      Instrument location:    Case# U91/005175

      Comments:

      Collateral:  IDS 108 with VX 2 Voice Mail System.

            2/5/93 - Assigned.

--------------------------------------------------------------------------------
4.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;PO BOX 1886;ROCHESTER NY 14606

            (continued)

# 4 (continued)


                  to
            MACHINE TOOL FINANCE CORPORATION
             1200 ROUTE 22;PO BOX 6865;BRIDGEWATER NJ 0880

      Record Date:            8-26-91     Time: 16:35:00
      Instrument location:    Case# U91/006164

      Comments:

      Collateral: Equipment.

--------------------------------------------------------------------------------
5.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY 14606
                  to
            LCA HOLDING CORP
             10 ROCKEFELLER PLAZA; NY NY 10020

      Record Date:            10-2-91     Time: 13:04:05
      Instrument location:    Case# U91/007173

      Comments:

      Collateral: Equipment New Daewoo Model Puma.

--------------------------------------------------------------------------------
6.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY 14603
                  to
            TEMESCAL
             AIRCO COATING TECHNOLOGY;PO BOX 2529;FAIRFIEL

      Record Date:            11-23-92     Time: 15:49:00
      Instrument location:    Case# U92/006970

      Comments:

      Collateral: Guns.

--------------------------------------------------------------------------------
7.    FINANCING STATEMENT

            CVC PRODUCTS INC
             525 LEE ROAD;ROCHESTER NY 14603
                  to
            ADVANTA LEASING CORP
             PO BOX 1228;VOORHEES NY 08043

      Record Date:            6-10-93     Time: 10:06:00
      Instrument location:    Case# U93/003747

      Comments:

      Collateral: Security System & Smoke Detectors.

--------------------------------------------------------------------------------
8.    FINANCING STATEMENT

            CVC PRODUCTS INCORPORATED
             525 LEE ROAD;ROCHESTER NY 14603

            (continued)

# 8 (continued)

                  to
            STORAGE TECHNOLOGY CORPORATION
             2270 SOUTH 88TH STREET;LOUISVILLE CO 80028-00

      Record Date:            6-3-94     Time: 16:01:00
      Instrument location:    Case# U94/004250

      Comments:

      Collateral: Security Interest etc.

--------------------------------------------------------------------------------
9.    FINANCING STATEMENT

            CVC PRODUCTS INCORPORATED
             525 LEE ROAD;ROCHESTER NY 14603
                  to
            STORAGE TECHNOLOGY CORPORATION
             2270 SOUTH 88TH STREET;LOUISVILLE CO 80028-00

      Record Date:            9-12-94     Time: 16:01:00
      Instrument location:    Case# U94/006798

      Comments:

      Collateral: Equipment.

--------------------------------------------------------------------------------
10.   FINANCING STATEMENT

            CVC PRODUCTS INCORPORATED
             525 LEE ROAD;ROCHESTER NY 14603
                  to
            BREED TECHNOLOGIES INCORPORATE
             53 OLD TAMPA HIGHWAY;PO BOX 33050;LAKELAND

      Record Date:            11-2-95     Time: 14:53:00
      Instrument location:    Case# U95/007847

      Comments:

      Collateral: Equipment.

--------------------------------------------------------------------------------
11.   FINANCING STATEMENT

            CVC PRODUCTS, INC.
             525 LEE ROAD, ROCHESTER, NY  14606
                  to
            MANUFACTURERS AND TRADERS TRUST COMPANY
             ONE M&T PLAZA, BUFFALO, NY 14240

      Record Date:            2-7-96      Time: 2:42
      Instrument location:    Case# U96/1031

      Comments:

      Collateral: Equipment, inventory, etc.

--------------------------------------------------------------------------------
12.   FINANCING STATEMENT

            CVC PRODUCTS, INC.
             525 LEE RD., ROCHESTER, NY  14606

(continued)

# 12 (continued)

                  to
            MANUFACTURERS AND TRADERS TRUST COMPANY
             ONE M&T PLAZA, BUFFALO, NY 14240

      Record Date:            2-7-96      Time: 2:42
      Instrument location:    Case# U96/1028
      Property address:       525 LEE ROAD, ROCHESTER

      Comments:

      Collateral: Fixtures.

  ****************************** END OF PAGE *********************************

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional Sheets Presented:
--------------------------------------------------------------------------------
   Maturity Date
3. (optional)
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.

(See Exhibit C attached)

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover
Trust Company/Genesee
Region
(See Exhibit C attached)

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

74-19113

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

A. Personal Property (See Exhibit B attached)

B. Payments (See Exhibit C attached)

|_| Proceeds --                 |_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |X| The described goods are or are to be affixed to:*
* (Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:

See Exhibit A attached

No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name(s) of Record Owner(s)

County of Monroe Industrial
Development Agency

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| already subject to a security interest in another jurisdiction when it was brought into this state, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected.

                                         Manufacturers Hanover Trust
CVC Products, Inc.                       Company/Genesee Region
-------------------------------------    ---------------------------------------

By   /s/ [Illegible]                     By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

(1) Filing Officer Copy-Numerical
 9/65 STANDARD FORM NEW YORK STATE FORM UCC-1 - Approved by John P. [Illegible], Secretary of State of New York

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, New York

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

MONROE COUNTY
CLERK'S OFFICE [stamp]
7419113
'84 JUN 5 PM 2 21

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) Sept. 17, 1974 with Monroe County.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)



|_| This statement is to be indexed
    in the Real Estate Records          Section         Block        Lot
--------------------------------------------------------------------------------

                                         Manufacturers Hanover, N.A.
                                         (as successor to)
                                         Manufacturers Hanover Trust Company/
CVC Products, Inc.                       Genesee Region
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)   STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State of
New York, Pennsylvania & Texas

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MANUFACTURERS HANOVER TRUST
COMPANY/GENESEE REGION
183 East Main Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

MONROE COUNTY
CLERK'S OFFICE [stamp]
74-19113
[Illegible]

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) 9/17/74 with County of Monroe.

--------------------------------------------------------------------------------
6. |_| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |x| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following: All that tract or parcel of land set forth on Exhibit A attached hereto.


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|x| This statement is to be indexed in the Real Estate Records
                      Liber  4723 of Deeds, page 90, County of Monroe
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                         Manufacturers Hanover, N.A.
                                         as successor in interest to
                                         Manufacturers Hanover Trust
                                         Company/Genesee Region
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State of
New York, Pennsylvania & Texas

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

MONROE COUNTY
CLERK'S OFFICE
NO.

[Illegible]

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) Sept. 17, 1974 with MONROE COUNTY.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                         Manufacturers Hanover, N.A.
                                         (as successor to)
                                         Manufacturers Hanover Trust Company/
CVC Products, Inc.                       Genesee Region
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State of
New York, Pennsylvania & Texas

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:  2
--------------------------------------------------------------------------------
3. |_| The debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover
Trust Company/Genesee
Region
183 E. Main Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

MONROE COUNTY
CLERK'S OFFICE
NO. 74-19113

[Illegible]

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) 9/17/74 with Monroe County Clerk.

--------------------------------------------------------------------------------
6. |x| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------

A.  Payments (see exhibit A Attached)
B.  Real property (see exhibit B Attached

--------------------------------------------------------------------------------

                                         Manufacturers Hanover Trust Company
                                         /Genesee Region
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(7/78)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State of
New York, Pennsylvania & Texas

Uniform Commercial Code -- FINANCING STATEMENT CHANGE -- Form UCC-3
                                                                [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
now known as: Chemical Bank
183 East Main Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Stamp] [Illegible] 94  JUL 13 AM 9:31

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) Sept. 17, 1974 with MONROE COUNTY.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |_| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         Chemical Bank, as successor by merger
CVC Products, Inc.                       with Manufacturers Hanover Trust
                                         Company
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State
of New York

Uniform Commercial Code -- FINANCING STATEMENT CHANGE -- Form UCC-3
                                                                [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
1775 Mt. Read Blvd.
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company/Genesee Region
183 East Main Street
Rochester, New York

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Stamp] [Illegible]

================================================================================
5. This statement refers to original Financing Statement No. 74-19113 filed
   (date) 9/17/74 with Monroe County.

--------------------------------------------------------------------------------
6. | | A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |x| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------
ASSIGN TO:   CHEMICAL BANK
             200 JERICHO QUADRANGLE
             JERICHO, NY 11753

--------------------------------------------------------------------------------

                                         Chemical Bank
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State
of New York

                                    EXHIBIT A

All payments to be made pursuant to a Lease Agreement dated August 1, 1974 by and between the County of Monroe Industrial Development Agency and CVC Products, Inc. being a lease of the real property described in Item 8 below. Such payments have been assigned to the Manufacturers Hanover Trust Company/Genesee Region pursuant to an Assignment of the Agency dated as of August 1, 1974.

                                    EXHIBIT A

      Conveys: All that piece or parcel of property situated in the City of Rochester, County of Monroe, State of New York and described as follows:

      Commencing at a point on the westerly highway boundary line of Lee Road (80.0' r.o.w.) being the southeast property corner of C.V.C. Products, Inc. as shown on a map by Denluck, Thomas, McGrail & Associates dated February 10, 1975; thence (1) south 89(degrees)-36'-51" west and along the south property line of said C.V.C. Products, Inc. a distance of 487.58' to a point; thence (2) north 00(degrees)-06'-56" west and along the easterly highway boundary line of the Rochester Outer Loop (N.Y.S. Route 390) forming an interior angle of 89(degrees)-43'-27" with course (1) a distance of 2.00' to a point; thence (3) north 89(degrees)-36'-5l" east and across the lands of Monroe Industrial Development Agency and now occupied by C.V.C. Products, Inc. forming an interior angle of 90(degrees)-16'-13" with course (2) a distance of 487.59' to a point; thence (4) south 00(degrees)-00'-30" west and along the westerly highway boundary line of Lee Road forming an interior anqle of 89(degrees)-36'-2l" with course (3) a distance of 2.00' to the point of beginning. Course (4) forms an interior angle of 90(degrees)-23'-39" with course (1).

                                    EXHIBIT B

ALL THAT PIECE OR PARCEL OF PROPERTY situated in the City of Rochester, County of Monroe, State of New York and described as follows:

Beginning at an iron pin set at the intersection of the division line between the property of Marvin J. Goldblatt (Reputed Owner) on the north and the property of the New York State Urban Development Corporation on the south with the proposed westerly boundary of the existing Lee road; thence along said boundary the following two courses and distances: (1) South 0(degrees) 23" 31" East, a distance of 268.32 feet to a set iron pin and (2) South 0(degrees) 0' 30" West, a distance of 430.76 feet to a set iron pin; thence South 89(degrees) 36' 51" West through the property of the New York State Urban Development Corporation, a distance of 487.58 feet to an iron pin set on the easterly boundary of the existing Rochester Outer Loop-New York State Route 47; thence along said boundary the following two courses and distances: (1) North 0(degrees) 06' 56" West, a distance of 491.31 feet to an existing concrete monument and (2) North 0(degrees) 01' 31" East, a distance of 207.76 feet to an existing concrete monument at its intersection with the southerly boundary of said Rochester Outer Loop-New York State Route 47; thence North 89(degrees) 36' 51" East along the last mentioned boundary and also along the before-mentioned division line between the property of Marvin J. Goldblatt (Reputed Owner) on the north and the property of the New York State Urban Development Corporation on the south, a distance of 486.71 feet to the point of beginning, containing 7.830 acres of land.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MANUFACTURERS HANOVER
TRUST COMPANY
183 East Main Street
Rochester, New York

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

North American 7-1/2 ton crane with Detroit 7-1/2 ton hoist including cross rails, together with all attachments, accessories, accessions, and equipment now or hereafter affixed to such collateral as used in connection therewith and substitutions and replacements thereof.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to security interest in another jurisdiction:
    |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.                       MANUFACTURERS HANOVER TRUST COMPANY
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By      /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, New York

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company now known as:
Chemical Bank
183 East Main Street
Rochester, New York 14604

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Stamp] [Illegible]

================================================================================
5. This statement refers to original Financing Statement No. 88-08783 filed
   (date) Oct. 3, 1988 with Monroe County.

--------------------------------------------------------------------------------
6. |X| A. Continuation   The original Financing Statement bearing the above file
                         number is still effective. 10-3-88 11:40

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   | | D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                         Chemical Bank, as successor by merger
                                         with Manufacturers Hanover Trust
CVC Products, Inc.                       Company
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
(5/82)    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State
of New York

Uniform Commercial Code -- FINANCING STATEMENT CHANGE -- Form UCC-3
                                                            [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This STATEMENT is presented to a filing officer for
filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, NY

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Manufacturers Hanover Trust
Company now known as:
Chemical Bank
183 East Main Street
Rochester, New York 14604          1013

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible]
94 MAR 10 PM 3:54

================================================================================
5. This statement refers to original Financing Statement No. 88-08783 filed
   (date) 10/3/88 with Monroe County.

--------------------------------------------------------------------------------
6. | | A. Continuation   The original Financing Statement bearing the above file
                         number is still effective.

   |_| B. Termination    The Secured Party of record no longer claims a security
                         interest under the Financing Statement bearing the above file number.

   |_| C. Release        From the Collateral described in the Financing
                         Statement bearing the above file number, the Secured
                         Party of record releases the following:


   |X| D. Assignment     The Secured Party of record has assigned the Secured
                         Party's rights in the property described below under the Financing Statement bearing the above file number to the Assignee whose name and address are shown below:

   |_| E. Amendment      The Financing Statement bearing the above file number
                         is amended as set forth below: (Signature of Debtor and Secured Party is Required)

                            Assign to:  Chemical Bank
                            200 Jericho Quadrangle
                            Jericho, NY 11753

|_| This statement is to be indexed
    in the Real Estate Records             Section      Block       Lot
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                         Chemical Bank, Successor by merger
                                         with Manufacturers Hanover Trust
                                         Company
-------------------------------------    ---------------------------------------

By                                       By   /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
          (only on amendment)

(1) Filing Officer Copy-Numerical
[Illegible]    STANDARD FORM - FORM UCC-3 -- Approved by the Secretary of State
of New York

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of addititional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products Inc.
525 Lee Road
Rochester, NY 14606
       16-1017191

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

GE Capital
64A Perimeter [Illegible]
Atlanta, GA 30346
5109676-03

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

1991 JUL 25 [Illegible]
MONROE COUNTY CLERK [Stamp]

91-5175

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

IDS 108 with VX 2 Voice
Mail System

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC Products, Inc.                       GE Capital
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By      /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 LEE ROAD
PO BOX 1886
ROCHESTER, NY 14606
42-4101-6988

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MACHINE TOOL FINANCE CORPORATION
1200 ROUTE 22, P.O. BOX 6857
BRIDGEWATER, NJ 08807

MONROE COUNTY

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

1991 AUG 26 PM 4:35
MONROE COUNTY CLERK [Stamp]

91-6164

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

SEE SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF

THE RELATIONSHIP BETWEEN THE PARTIES HERETO IS ONE OF LESSEE AND LESSOR


|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner


--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.                       MACHINE TOOL FINANCE CORPORATION
BY:  CHRISTINE B. WHITMAN, PRESIDENT
     --------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By      /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

MACHINE TOOL
FINANCE CORPORATION
A Subsidiary of U. S. Bancorp Leasing & Financial

                                   SCHEDULE A

                                                Master Lease Number 42-4101-6988

                                          Equipment Schedule Number 42-4101-6988

      SCHEDULE OF EQUIPMENT PURSUANT TO AN EQUIPMENT SCHEDULE AGREEMENT DATED AS OF AUGUST 21, 1991 BETWEEN MACHINE TOOL FINANCE CORPORATION AS LESSOR AND CVC PRODUCTS, INC. AS LESSEE (THE "LEASE").

ALL THE LESSEE'S RIGHT, TITLE AND INTEREST IN AND TO THE FOLLOWING:

ONE (1) NEW FADAL VMC-6030 HT CNC MACHINING CENTER, SN 9108520, WITH HEIDENHAIN SCALES, 4TH AXIS PREWIRE, REMOTE, RS-232 CABLE, AND ALL STANDARD ACCESSORIES AND ATTACHMENTS.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

THE LESSEE HAS NO RIGHT TO SELL, SUBLEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT LISTED ABOVE OR ASSIGN ANY RIGHT, TITLE OR INTEREST THEREIN.


Attest/Witness                            C V C PRODUCTS, INC.
                                          [Lessee]


/s/ R. Scott Armstrong                    By: /s/ Christine B. Whitman
----------------------------------            --------------------------------
R. SCOTT ARMSTRONG                            CHRISTINE B. WHITMAN
ASSISTANT SECRETARY                           PRESIDENT

Attest/Witness:                           MACHINE TOOL FINANCE CORPORATION


                                          By:
----------------------------------           --------------------------------
                                              An authorized officer thereof


                                                             FILED
                                                      1991 AUG 26 PM 4:35
                                                      MONROE COUNTY CLERK

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, NY 14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

LCA LEASING CORP.
9400 Williamsburg Plaza
Louisville, KY 40222

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible] OCT - 2 PM 1:34 05
[Illegible]

91-7173

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

This equipment is leased from the lessor and this filing is for informational purpose.
One (1) New Daewoo Model Puma 12 Machining Center Equipped With Fanuc 10TF Controls,Chip Conveyor,Tooling And All Standard Equipment, Attachments, Accessories, Appurtenences, Accessions And Substitutions.

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

LCA Holding Corp.
10 Rockefeller Plaza
New York, NY 10020

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC Products, Inc.                       LCA Leasing Corp.
-------------------------------------    ---------------------------------------


By    /s/ [Illegible] VP of Finance      By      /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, NY 14603

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Temescal
Airco Coating Technology
P.O. Box 2529
Fairfield, CA 94533
--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

[Illegible]
92-6970

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

2 EB Gun Control Units     1 EB Gun Transformer
3 EB Gun Indexers
3 EB Guns
3 EB Gun Sweep Controls
1 EB Gun Power Supply

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC Products, Inc.                       Temescal, Airco Coating Tech.
-------------------------------------    --------------------------------------

By    /s/ [Illegible]                    By      /s/ [Illegible] VP, Finance
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

Uniform Commercial Code -- FINANCING STATEMENT -- Form UCC-1
                                                            [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:  8
--------------------------------------------------------------------------------
FILED

3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC Products, Inc.
525 Lee Road
Rochester, NY 14603

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

Storage Technology Corp.
2270 South 88th Street
Louisville, CO 80028-0001

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

1994 JUN - 3 P 4:01
MONROE COUNTY CLERK [Stamp]

91-6164

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

This Financing Statement is not intended to evidence a security interest, but rather is being filed to give notice that CVC Products, Inc. is holding the described property as a consignee, bailee or agent for Storage
Technology Corporation.

|_| Products of the Collateral are also covered. See Annex A
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

4250/ay

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(6/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

                                      UCC-1

                                     ANNEX A

Seller:           Brooks Automation, Inc.

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Vacutran 5 Robot                    1        942315      306370-1

Cassette Elevator VCE-2-0           1        942315      302392-1

                                                             FILED
                                                      1994 JUN - 3 P 4:02
                                                      MONROE COUNTY CLERK

                                      UCC-1

                                     ANNEX A

Seller:           Techware Systems Corporation

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Computer, Techware III-PM           1        942368      300388-10

Computer, Techware III-WT           1        942368      300388-5

                                      UCC-1

                                     ANNEX A

Seller:           Leybold Vacuum Products, Inc.

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Rotary Pump                         1        942281      302660

                                      UCC-1

                                     ANNEX A

Seller:           Nashua Industrial Machine Company

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Chamber Body - Batch                1        942550      304976

Lid, Chamber - Batch                1        942550      304977

Baseplate, Chamber - Batch          1        942550      304978

                                      UCC-1

                                     ANNEX A

Seller:           MDC Vacuum Product, Corporation

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Gate Valve, 4" ISO Bolted           1        942277      302572
Gate Valve, 8" NW200.25RP           1        942277      302396-1
Valve, Mesa                         1        942277      300937-1

                                      UCC-1

                                     ANNEX A

Seller:           Advanced Energy

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

Power Supply, 10Kw DC               1        942617      293402-2

                                      UCC-1

                                     ANNEX A

Seller:           ENI

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

RF Generator, OEM-2000-02MI         1        942045      302415

                                      UCC-1

                                     ANNEX A

Seller:           Realtime Performance, Inc.

Filed By:         CVC Products, Inc.

In favor of:      Storage Technology Corporation
                  2270 South 88th Street
                  Louisville, CO 80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

Description                     Quantity     P.O.#       Part #
-----------                     --------     -----       ------

RP Cluster Runtime Key              1        942392      304059-1

Uniform Commercial Code -- FINANCING STATEMENT -- Form UUC-1

                                                                [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:  2
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 LEE ROAD
ROCHESTER, NY 14603

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

STORAGE TECHNOLOGY CORP.
2270 SOUTH 88TH STREET
LOUISVILLE, CO 80028-0001

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

FILED
94 SEP 12 PM 4:01
MONROE COUNTY CLERK

6798194

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

THIS FINANCING STATEMENT IS NOT INTENDED TO EVIDENCE
A SECURITY INTEREST, BUT RATHER IS BEING FILED TO
GIVE NOTICE THAT CVC PRODUCTS, INC. IS HOLDING THE
DESCRIBED PROPERTY AS A CONSIGNEE, BAILEE OR AGENT
FOR STORAGE TECHNOLOGY CORPORATION.

|_| Products of the Collateral are also covered.      SEE ANNEX A
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

                                      UCC-1

                                     ANNEX A

                     Filed By:        CVC Products, Inc.

                     In favor of:     Storage Technology Corporation
                                      2270 South 88th Street
                                      Louisville, CO  80028-0001

Description of items held for Storage Technology Corporation.

Material to be shipped to CVC Products, Inc.:

   SUPPLIER                 DESCRIPTION                QTY.    P.O.#      PART #

Acadia Polymers        Electrical Connector Ring         1    943376      305283
          "            Chuck Body Insert                 4       "        305395
          "            Chuck Body Insert w/cut out       4       "        305396
          "            Sleeve, Isolator                  1    943658      305589
          "            Tube, Insulator                   1       "        305590
          "            Collar, Insulator                 1       "        305591
          "            Sleene. Insulator                 1       "        305594

Ametek/Thermox         Dycor Quadrupole Mass Spec        1    942439    300786-2

Antech Zno.            SCR Power Control                 1    943025      303233

CTI Cryogenics         CIT Cryo Compressor               2    942621    302661-3
          "            Line kit, CTI Cryo CX tools       1    943831    305426-3

E.B. Trottnow          Lid, Chuck Body                   1    943246      305268
          "            Chuck Body                        1       "        305242
          "            Plate, Bottom, Water Cooled TBL   1       "        305115
          "            Plate, Top, Water Cld TBL         1       "        305035

Ferrofluidics Corp.    Feed Through - Rotary             1    942768      287121
          "            Feedth Ferro Hollow               1    942773    297011-2

Hi Tech                Valve Solenoid w/Stackable bas    2    942305    302429-4
          "            Valve Solenoid Ass'y              2       "      302668-2

HPS Division of MKS    Ion Guage Controller Hot Fil.     1    942123    301197-2

Huntington Mech Labs   Viewport - Zero Length            2    942709    299117-2

MDC Vacuum Products    Valve, Mesa w/O-ring              1    942277    300937-1
          "            Viewport, NW-40                  16    942300    302729-1

Meivac Inc.            Valve, Vac, Throt, Servo.16" ASA  1    942506    293690-2


                                            1/2

Metalade NY Inc.       Panel Front - Right CX6           1    942748      302490
          "            Panel Front - Left CX6            1       "        302491

Motion Industries      Mod Gear. Internal Indexer Dr.    2    942965      305090

Optec Racing Systems   3 Phase Heater Filter             1    942881      305346
          "            Power.T/C.RF Filter               1       "      303219-1

Philips Electronic     Heating Element. Single Core      5    942867    301305-1
          "            Heater Block Brazement            5    943640      305252

Rochester Magnet Co.   Magnet, Cobalt                  160    942394    301052-1

Ross Equipment Co.     Direct Drive Brushless Servo      1    942591      305142
          "            Splined Hub                       1    942625    305211-2
          "            Brake Electric Released           1       "      305210-1
          "            Gearhead Double Shaft .SZ 42      1    942696    305158-2
          "            Motor Stepping .SZ 42 Modified    1    942918      305209
          "            Indexer Drive Only                1    943242    302887-1

Simcona                Ion Gage Cable                    1    942245    305038-1
          "            Straight Plug                     1    942546    266391-6
          "            Cable Ass'y                       1    942738    305044-1
          "            Cable                             1       "      305046-1
          "            Cable Ass'y                       1       "      305047-1
          "            Cable Ass'y                       1       "      305131-1
          "            Cable Aas'y                       1    942817    305265-1
          "            Cable Ass'y                       1       "      305265-2
          "            Amphenol Plug                     1    942907   266391-36
          "            Amphenol Receptacle               4       "     266516-32
          "            Cable Ass'y                       1    943035    305385-1
          "            Cable Ass'y                       2    943161    305471-2
          "            Cable Ass'y                       1       "      305471-4
          "            Amphenol Jack                     2    943183    305107-2
          "            Amphenol BNC                      1    943211    305107-3
          "            Cable Ass'y                       1    943212    305471-5
          "            Cable Ass'y                       1    943229    305388-1
          "            Amphenol Jack                     3    943258    305107-2
          "            Cable Ass'y                       1       "      305471-5
          "            Amphenol Connector                1    943432    302725-1
          "            Kings Adapter                     1    943660      305592
          "            Amphenol Connector                1       "      305034-2

Techware Systems       Techware Rs232 Dr. (A.E.P/S)      1    941612    302343-5

Wall Colmonoy Corp.    Brazement                         1    943878      305116


                                             2/2

      Uniform Commercial Code -- FINANCING STATEMENT -- Form UCC-1

                                                                [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 LEE ROAD
ROCHESTER, NY 14603

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

BREED TECHOLOGIES, INC.
5300 OLD TAMPA HIGHWAY
P.O. BOX 33050
LAKELAND, FL 35807-3050

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

FILED
95 NOV - 2 PM 2:53
MONROE COUNTY CLERK

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

COMPRESSION & RAK SYSTEM

|_| Proceeds --                 |_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

95-7847

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of Record Owners:

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or

    |_| already subject to security interest in another jurisdiction when it was brought into this state, or

    |_| which is proceeds of the original collateral described above in which a security interest was perfected.


CVC PRODUCTS, INC.                       Breed Technologies, Inc.
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By     /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

[Illegible]  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of
                                           New York

                                   Exhibit "A"

Box 5 All fixtures now owned by Debtor or in which Debtor now has any interest located at or attached to the real property described in Box 8 ("Premises") and all fixtures hereafter acquired by Debtor or in which Debtor hereafter acquires any interest which are subsequently located at or attached to the Premises, together with all cash and non-cash proceeds of such property, including but not limited to insurance proceeds.

Box 8 525 Lee Road in the City of Rochester, County of Monroe, State of New York, being more particularly described as tax account number 104.340-0l-001.0010

Box 9   CVC Products, Inc.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of additional
Sheets Presented:  1
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, New York 14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MANUFACTURERS AND TRADERS
TRUST COMPANY
One M&T Plaza
Buffalo, New York 14240

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

96 FEB - 7 PM 2:42

[MONROE COUNTY CLERK stamp]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

See Exhibit "A" attached hereto


|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |X| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |X| This statement is to be indexed in
                                           the Real Estate Records:

See Exhibit "A" attached hereto

No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner
See Exhibit "A" attached hereto
--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.                       MANUFACTURERS AND TRADERS TRUST COMPANY
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By     /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (4) File Copy Debtor

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

--------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Addititional
Sheets Presented:  1
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

CVC PRODUCTS, INC.
525 Lee Road
Rochester, New York 14606

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

MANUFACTURERS AND TRADERS
TRUST COMPANY
One M&T Plaza
Buffalo, New York 14240

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

96 FEB - 7 PM 2:42

[MONROE COUNTY CLERK stamp]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

See Exhibit "A" attached hereto


|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)



--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |X| This statement is to be indexed in
                                           the Real Estate Records:


No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

CVC PRODUCTS, INC.                       MANUFACTURERS AND TRADERS TRUST COMPANY
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By     /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (2) Filing Officer Copy -- Acknowledgement

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York

                                   EXHIBIT "A"

A. All equipment now owned by Debtor or in which Debtor now has any interest, and all equipment hereafter acquired by Debtor or in which Debtor hereafter acquires any interest, together with substitutions, accessions, increases, parts, fittings and replacements thereof.

B. All inventory now owned by Debtor or in which Debtor now has any interest, and all inventory hereafter acquired by Debtor or in which Debtor hereafter acquires any interest, wherever located and whether in Debtor's actual or constructive possession or in the possession of others. The term "inventory" includes, but is not limited to finished products, packaging materials, raw materials, work in process, materials used or consumed in Debtor's business, all additions thereto, all goods returned or repossessed from Debtor's customers, as well as supplies, incidentals, packaging materials and all other items which contribute to the products sold, manufactured or processed by Debtor, or to the sale, promotion or shipment thereof.

C. All Debtor's accounts and accounts receivable, now in existence, and all of Debtor's accounts and accounts receivable hereafter arising.

D. All general intangibles now owned by Debtor, or in which Debtor now has any interest, and all general intangibles hereafter acquired by Debtor, or in which Debtor hereafter acquires any interest.

E. All instruments now owned by Debtor or in which Debtor now has any interest and all instruments hereafter acquired by Debtor or in which Debtor hereafter acquires any interest.

F. All chattel paper now owned by Debtor or in which Debtor now has any interest and all chattel paper hereafter acquired by Debtor or in which Debtor hereafter acquires any interest.

G. All documents now owned by Debtor or in which Debtor now has any interest and all documents hereafter acquired by Debtor or in which Debtor hereafter acquires any interest.

H. All deposit accounts now owned by Debtor or in which Debtor now has any interest and all deposit accounts hereafter acquired by Debtor or in which Debtor hereafter acquires any interest.

I. All money now owned by Debtor or in which Debtor now has any interest and all money hereafter acquired by Debtor or in which Debtor hereafter acquires any interest.

J. All cash and non-cash proceeds of the items listed in "A", "B", "C", "D", "E", "F", "G", "H" and "I" above, including but not limited to insurance proceeds.

Uniform Commercial Code -- FINANCING STATEMENT -- Form UCC-1

                                                                [Illegible]

        IMPORTANT -- Read instructions on back before filling out form.

This FINANCING STATEMENT is presented to a Filing
Officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
No. of Additional
Sheets Presented:
--------------------------------------------------------------------------------
3. |_| The Debtor is a transmitting utility.
--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es):

C.V.C PRODUCTS, INC.
525 Lee Rd
Rochester, NY 14603
88814

--------------------------------------------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

ADVANTA Leasing Corp
PO Box 1228
Voorhees NJ 08043

--------------------------------------------------------------------------------
4. For Filing Officer: Date, Time, No. Filing Office

1993 JUN 10  A 10:06

[MONROE COUNTY CLERK stamp]

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

3450 Sonitrol security system

w/smoke dtectors

|_| Products of the Collateral are also covered.
--------------------------------------------------------------------------------
6. Assignee(s) of Secured Party and Address(es)

93-3747

--------------------------------------------------------------------------------
7. |_| The described crops are growing or to be grown on:*
   |_| The described goods are or are to be affixed to:*
   |_| The lumber to be cut or minerals or the like
       (including oil and gas) is on:*
       *(Describe Real Estate Below).

--------------------------------------------------------------------------------
8. Describe Real Estate Here:          |_| This statement is to be indexed in
                                           the Real Estate Records:



No. & Street     Town or City        County        Section       Block      Lot
--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. This statement is filed without the debtor's signature to perfect a security interest in collateral (check appropriate box)
    |_| under a security agreement signed by debtor authorizing secured party to file this statement, or
    |_| which is proceeds of the original collateral described above in which a security interest was perfected, or
    |_| acquired after a change of name, identity or corporate structure of the debtor, or |_| as to which the filing has lapsed, or already subject to a security interest in another jurisdiction:
        |_| when the collateral was brought into the state, or |_| when the debtor's location was changed to this state.

C.V.C. Products, Inc.                    ADVANTA Leasing Corp
-------------------------------------    ---------------------------------------


By    /s/ [Illegible]                    By     /s/ [Illegible]
   ----------------------------------       ------------------------------------
       Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

    (1) Filing Officer Copy-Numerical

(5/82)  STANDARD FORM - FORM UCC-1 -- Approved by Secretary of State of New York